LEHMAN BROTHERS	July 26th, 2006

New Issue Computational Materials

(Part I of II)

$[644,985,000] (Approximate)

People’s Financial Realty Mortgage Securities Trust, Series 2006-1

Issuing Entity

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Financial Corporation.

Sponsor

People’s Choice Home Loan Inc.

Seller

July 26, 2006

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-666-2388, Ext 9519.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes similar information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This free writing prospectus does not constitute an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue such securities or any similar security and our obligation to deliver such security is subject to the terms and conditions of our underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in this free writing prospectus. Our obligation to sell securities to you is conditioned on the mortgage loans and securities having the characteristics described in this free writing prospectus. If for any reason we do not deliver such securities, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this free writing prospectus is attached relating to:

(1)	these materials not constituting an offer (or a solicitation of an offer),

(2)	no representation that these materials are accurate or complete and may not be updated, or

(3)	these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

$[644,985,000] (Approximate)

Offered Certificates	Approximate Certificate Balance ($) (2)	Certificate Interest Rate	Avg. Life To Call (3) / Maturity (yrs) (1)	Principal Window (3) (months) To Call / Maturity (1)	Final Scheduled Distribution Date	Initial C/E	Expected Ratings (Moody’s/S&P/Fitch) (7)
1A-1	216,855,000	(4)(5)	0.96/0.96	1-21/1-21	9/25/2036	21.35%	Aaa /AAA /AAA
1A-2	127,370,000	(4)(5)	2.00/2.00	21-28/21-28	9/25/2036	21.35%	Aaa / AAA / AAA
1A-3	64,440,000	(4)(5)	3.00/3.00	28-62/28-62	9/25/2036	21.35%	Aaa / AAA / AAA
1A-4	41,204,000	(4)(5)	5.82/7.30	62-72/62-151	9/25/2036	21.35%	Aaa / AAA / AAA
M1	36,616,000	(4)(5)	4.75/5.21	49-72/49-141	9/25/2036	17.70%	Aa1 / AA+ / AA+
M2	33,606,000	(4)(5)	4.50/4.95	45-72/45-135	9/25/2036	14.35%	Aa2 / AA / AA
M3	20,063,000	(4)(5)	4.38/4.81	43-72/43-128	9/25/2036	12.35%	Aa3 / AA- / AA-
M4	18,057,000	(4)(5)	4.31/4.72	42-72/42-123	9/25/2036	10.55%	A1 / A+ / A+
M5	16,552,000	(4)(5)	4.26/4.65	41-72/41-118	9/25/2036	8.90%	A2 / A / A
M6	15,549,000	(4)(5)	4.22/4.58	40-72/40-112	9/25/2036	7.35%	A3 / A- / A-
M7	14,546,000	(4)(5)	4.19/4.51	39-72/39-106	9/25/2036	5.90%	Baa1 /BBB+ /BBB+
M8	12,540,000	(4)(5)	4.17/4.44	38-72/38-99	9/25/2036	4.65%	Baa2 / BBB /BBB
M9	6,521,000	(4)(5)	4.14/4.35	38-72/38-91	9/25/2036	4.00%	Baa3 /BBB /BBB-
M10	12,038,000	(4)(5)	4.14/4.27	38-72/38-86	9/25/2036	2.80%	Ba1 / BBB- / BB+
B1(6)	9,028,000	(4)(5)	1.04/1.04	10-16/10-16	9/25/2036	1.90%	NR /BBB-/[BBB-]

Not Offered Herein
2A-1	169,561,000	(4)(5)	2.08/2.32	1-72/1-171	9/25/2036	21.35%	Aaa / AAA / AAA
2A-2	169,561,000	(4)(5)	2.08/2.32	1-72/1-171	9/25/2036	21.35%	Aaa / AAA / AAA
B2(6)	19,060,000	(4)(5)	0.38/0.38	1-10/1-10	9/25/2036	0.00%	NR / BB+ / [BB+]

Certificates:

(1)	Pricing Speed:
	Fixed Rate Mortgage Loans:	4.6% CPR for the first month building approximately 1.67% each month to 23.0% CPR by month 12; 23.0% CPR thereafter.

	Adjustable Rate Mortgage Loans:	5.0% CPR for the first month building approximately 2.27% each month to 30.0% CPR by month 12; 30.0% CPR for months 12-22; 60.0% CPR for months 23-27; then dropping approximately 8.33% each month until month 30; and remaining at 35% CPR thereafter.

(2)	Subject to a 5% variance.

(3)	Transaction priced to a 10% clean-up call.

(4)	The least of (a) One-Month LIBOR plus the related margin and (b) the applicable Net WAC Cap and (c) the applicable Net Maximum Mortgage Rate

(5)	If the 10% clean-up call is not exercised, the margins for the Senior Certificates will double and the margins for the Class M and Class B Certificates will increase to 1.5x their initial margins for each subsequent Distribution Date.

(6)	Beginning in month 1, prepayment premiums collected in any prepayment period will be distributed on the related Distribution Date first to Class B2 until it is reduced to zero, thereafter to Class B1 until it is reduced to zero, and thereafter to the Class P Certificates. Further, Net Monthly Excess Cashflow will be used to pay the Class B2 and Class B1 Certificates as outlined in Overcollateralization Provisions herein.

(7)	Rating Agency Contacts:

	Moody’s:	Maggie Liu (212) 553-3712

	S&P:	Michael McCormick (212) 438-1937

	Fitch:	Marc Lessner (212) 558-0693

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

3

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Issuing Entity:	People’s Financial Realty Mortgage Securities Trust, Series 2006-1.

Seller:	People’s Choice Home Loan Inc.

Depositor:	People’s Choice Home Loan Securities Corp.

Sponsor:	People’s Choice Financial Corporation.

Trustee:	HSBC Bank USA.

Supplemental Interest Trust Trustee:	HSBC Bank USA.

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A. Wells Fargo Bank, N.A., in its capacity as Master Servicer, will actively monitor the Subservicer with respect to certain default management functions. The Subservicer will be required to receive Master Servicer approval of its decisions regarding certain specific primary servicing duties. These will include:

(1) Loss mitigation:

a. Review and approval of repayment and/or forbearance plans involving a term of greater than six months

b. Review of short sale proposals

c. Review of deed-in-lieu decisions

(2) Approval of REO listing values

(3) Approval of loan modifications

(4)    Approval of foreclosure timelines if different from Fannie Mae required foreclosure timelines. No approval must be obtained for re-projections for legal matters that arise in the course of foreclosure (e. g., county delays in setting sale dates, proof of service, contested matters, title claims, legal issues such as temporary restraining orders, and Bankruptcy filings)

(5) Approval of settlements proposed in the context of contested judicial foreclosures

(6) Review and recalculation of net realized losses on Mortgage Loans

(7) Oversight of hazard insurance claim filings in excess of $10,000

Servicer:	EMC Mortgage Corporation (“EMC”). As the Servicer, EMC will receive periodic servicing tapes from the Subservicer, review certain reports prepared by the Subservicer and track certain performance related triggers of the Subservicer.

EMC has a primary subprime mortgage servicer rating of SQ1 from Moody’s Investor Service, Above Average from Standard and Poor’s and RPS1 from Fitch Ratings.

Subservicer:	People’s Choice Home Loan, Inc. or an affiliate (“People’s Choice”) will subservice the Mortgage Loans. People’s Choice will service the Mortgage Loans in accordance with the provisions of the servicing agreement on behalf of the Servicer, in all cases, in the same manner and subject to the same terms as if the Subservicer were the “Servicer” under the servicing agreement. People’s Choice Home Loan, Inc. has a “Select” servicer rating from Standard and Poor’s.

Distribution Date:	The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in August 2006.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

4

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Determination Date:	With respect to any Distribution Date, the 15th day of the month in which such Distribution Date occurs or, if such day is not a business day, on the immediately preceding business day.

Due Period:	With respect to any Distribution Date, the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

P&I Advances:	The Subservicer (or the Servicer if the Subservicer fails to do so) will be obligated to advance all payments of principal and interest that were due during the related Due Period on the Mortgage Loans that were delinquent on the related Determination Date. P&I Advances are required to be made only to the extent they are deemed, in the good faith judgment of the Subservicer, to be recoverable from related late collections or liquidation proceeds. The purpose of making P&I Advances is to maintain a regular cash flow to the holders of the Certificates, rather than to guarantee or insure against losses. In the event the Subservicer or the Servicer fails in its obligation to make any such advance which is not deemed to be nonrecoverable, the Master Servicer will be obligated to make any such advance, to the extent required in the pooling and servicing agreement.

Underwriters:	Lead Manager: Lehman Brothers Inc.

Co-Managers: Bear, Stearns & Co. Inc, Credit Suisse, and UBS Securities LLC

Swap Provider:	[TBD]

Cap Provider:	[TBD]

The Certificates:	The Class 1A-1, Class 1A-2, Class 1A-3, and Class 1A-4 Certificates (the “Group 1 Certificates” or “Class 1A Certificates”), the Class 2A-1 and Class 2A-2 (the “Group 2 Certificates” or “Class 2A Certificates” and together with the “Class 1A Certificates”, the “Class A Certificates” or “Senior Certificates”); the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Certificates (together, the “Class M Certificates”); the Class B1 and Class B2 Certificates (together, the “Class B Certificates” and together with the Class M Certificates, the “Subordinate Certificates”). The Class C Certificate will initially be retained by the Sponsor or an affiliate and represents the residual right to receive payments as described herein. The Class P Certificate will initially be retained by the Sponsor or an affiliate and represents the right to receive prepayment premiums after the Class B1 Certificates are retired. The Class R Certificate will initially be retained by the Sponsor or an affiliate and represents the residual interest in the REMIC trust.

Offered Certificates:	The Class 1A Certificates, the Class M Certificates and the Class B1 Certificates.

Non-Offered Certificates:	The Class 2A, Class B2, Class C, Class P, and Class R Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Cut-off Date:	July 1, 2006.

Expected Pricing Date:	July 28, 2006.

Closing Date:	On or about August 9, 2006.

Delay Days:	The Certificates will have 0 days delay.

Day Count:	The Certificates will accrue interest on an Actual/360 basis.

Record Date:	With respect to any Distribution Date for the Certificates, the business day immediately preceding such Distribution Date.

Accrual Period:	With respect to the Certificates, the period from and including the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to such Distribution Date.

Form of Registration:	Book-entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:	For federal income tax purposes, certain segregated portions of the Trust (exclusive of the Interest Rate Cap Agreement, the Basis Risk Shortfall Reserve Fund, the Swap Agreement, the Swap Account and the Supplemental Interest Trust) will be treated as one or more “real estate mortgage investment conduits” (each, a “REMIC”). Each of the Offered Certificates represents an interest in two assets for federal income tax purposes: (i) a “regular interest” in a REMIC, which will be treated as a newly-originated debt instrument for most federal income tax purposes and (ii) the right to payment of Basis Risk Shortfall Carry-Forward Amounts, which is expected to represent an interest in a notional principal contract for federal income tax purposes.

Denominations:	Minimum $100,000; increments $1 in excess thereof.

ERISA Eligibility:	The Offered Certificates, exclusive of the right to receive payments from the Supplemental Interest Trust in respect of the Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) subject to certain conditions.

Prior to the termination of the Supplemental Interest Trust, in addition to the requirements stated above, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered Certificates.

Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

6

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

SMMEA Treatment:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein was approximately $1,003,167,728, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien, conforming and non-conforming balance Mortgage Loans (the “Mortgage Loans”). On the Closing Date, the Aggregate Stated Principal Balance of the Mortgage Loans is expected to be approximately $1,003,167,728. Approximately 11.45% of the Mortgage Loans are initially interest-only (“IO”) loans. The interest-only loans have a weighted average remaining IO term of 59 months. In addition, approximately 33.71% of the Mortgage Loans will amortize based on a 40-year amortization period for the first 10 years of the loan, and thereafter based on a 20-year amortization period, resulting in a 30-year original term to maturity (“40-year Dual Amortization Loans”).

The Mortgage Loans will be divided into the Group 1 Mortgage Loans and Group 2 Mortgage Loans. The Group 2 Mortgage Loans have principal balances and other characteristics that conform to the requirements of Fannie Mae and Freddie Mac. The Group 1 Mortgage Loans may or may not have such principal balances or characteristics.

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans was approximately $571,987,128, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien Mortgage Loans. On the Closing Date, the aggregate principal balance of Group 1 Mortgage Loans is expected to be approximately $571,987,128. Approximately 15.04% of the Group 1 Mortgage Loans are initially interest-only loans. The interest-only loans have a weighted average remaining IO term of 59 months. Approximately 35.02% of the Group 1 Mortgage Loans are 40-year Dual Amortization Loans.

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans was approximately $431,180,600, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien Mortgage Loans. On the Closing Date, the aggregate principal balance of Group 2 Mortgage Loans is expected to be approximately $431,180,600. Approximately 6.68% of the Group 2 Mortgage Loans are initially interest-only loans. The interest-only loans have a weighted average remaining IO term of 59 months. Approximately 31.97% of the Group 2 Mortgage Loans are 40-year Dual Amortization Loans.

For collateral statistics please see the “Collateral Summary” herein.

Group 1 Percentage:	With respect to the Group 1 Mortgage Loans and any Distribution Date, the quotient of (i) the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Group 2 Percentage:	With respect to the Group 2 Mortgage Loans and any Distribution Date, the quotient of (i) the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Due Period and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Prepayment Period:	With respect to any Distribution Date, (i) for principal prepayments in full (including as a result of a liquidation) the period beginning on the 16th day of the calendar month immediately preceding the month in which such Distribution Date occurs, or the Cut-off Date in the case of the first Distribution Date, and ending on the 15th day of the calendar month in which such Distribution Date occurs, and (ii) for principal prepayments in part, the calendar month preceding the calendar month in which such Distribution Date occurs. References to principal prepayments include any unscheduled receipts of principal with respect to a mortgage loan (including as a result of a liquidation).

Aggregate Stated Principal Balance:	With respect to the Mortgage Loans and any Distribution Date, the aggregate of the principal balances of the Mortgage Loans as of the Cut-off Date, minus (i) scheduled principal payments that have previously become due (to the extent received or advanced), (ii) unscheduled principal payments (including liquidation proceeds applied as principal) received prior to the end of the related Prepayment Period, and (iii) realized losses incurred prior to the end of the related Prepayment Period.

Optional Termination:	The majority holder of the Class R Certificates may direct the Servicer to call the transaction on any Distribution Date when the Aggregate Stated Principal Balance is less than or equal to 10% of the Aggregate Stated Principal Balance as of the Cut-off Date (the “Initial Purchase Date”). If such holder does not do so within 90 days of the Initial Purchase Date the Subservicer or the Servicer may purchase the Mortgage Loans and any REO properties thereby terminating the Trust.

Spread Increase:	If the majority holder of the Class R Certificates does not direct the Servicer to terminate the Trust on the Initial Purchase Date (and the Trust is not otherwise terminated by the Subservicer or Servicer, if such holder does not do so), then with respect to the next following Distribution Date and each succeeding Distribution Date thereafter, the margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase to 1.5x their initial margins.

Aggregate Servicing Fee Rate:	50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.

Certificate Interest Rate:	With respect to the Certificates, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such Class, (b) the applicable Net WAC Cap and (c) the applicable Net Maximum Mortgage Rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Accrued Certificate Interest:	With respect to any Distribution Date and each class of Certificates, the amount of interest accrued during the related Accrual Period on the related Certificate Balance as of the first day of the Accrual Period at the related Certificate Interest Rate. The Certificates will settle flat.

Interest Carry Forward Amount:	With respect to any Distribution Date and each class of Certificates, the sum of (i) the amount, if any, by which (a) the Accrued Certificate Interest for such Class as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Certificate Interest Rate for the most recently ended Accrual Period

Net Mortgage Rate:	For any Distribution Date with respect to each Mortgage Loan, the applicable mortgage interest rate as specified or described in the related mortgage note, less the Aggregate Servicing Fee Rate.

Group 1 Net WAC Cap:	With respect to any Distribution Date and the Class 1A Certificates, a per annum rate equal to (A) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 1 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date), less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 1 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 2 Net WAC Cap:	With respect to any Distribution Date and the Group 2A Certificates, a per annum rate equal to (A) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 2 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date), less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 2 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Subordinate Net WAC Cap:	With respect to any Distribution Date, the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap, weighted in each case based on the applicable Group Subordinate Amount for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Net Maximum Mortgage Rate:	For any Distribution Date with respect to each Mortgage Loan the applicable fixed or lifetime maximum mortgage interest rate as specified or described in the related mortgage note, less the Aggregate Servicing Fee Rate.

Group 1 Net Maximum Mortgage Rate:	With respect to any Distribution Date and the Class 1A Certificates, a per annum rate equal to (A) the weighted average of the Net Maximum Mortgage Rates for the Group 1 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 1 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 1 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 2 Net Maximum Mortgage Rate:	With respect to any Distribution Date and the Class 2A Certificates, a per annum rate equal to (A) the weighted average of the Net Maximum Mortgage Rates for Group 2 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 2 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 2 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Subordinate Net Maximum Mortgage Rate:	With respect to any Distribution Date, the weighted average of the Group 1 Net Maximum Mortgage Rate and the Group 2 Net Maximum Mortgage Rate, weighted in each case based on the applicable Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:	With respect to either Loan Group and any Distribution Date, the excess of (i) the Aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) over (ii) the aggregate Certificate Principal Balance of the Class A Certificates related to such Group immediately before such Distribution Date.

Basis Risk Shortfall:	For any class of Certificates on any Distribution Date where clause (b) of the definition of Certificate Interest Rate is less than the lesser of

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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clauses (a) and (c) of such definition, the excess, if any, of (x) the aggregate Accrued Certificate Interest thereon for such Distribution Date calculated pursuant to the lesser of clause (a) and (c) of such definition of Certificate Interest Rate over (y) Accrued Certificate Interest on such Class.

Basis Risk Shortfall Carry-Forward Amount:	For each class of Certificates and any Distribution Date, as determined separately for each such class of Certificates, an amount equal to the aggregate amount of Basis Risk Shortfall for such Certificates on such Distribution Date, plus any unpaid Basis Risk Shortfall for such class of Offered Certificates from prior Distribution Dates, plus interest thereon at the related Certificate Interest Rate (without regard to the applicable Net WAC Cap) for such Distribution Date, to the extent previously unreimbursed.

Basis Risk Shortfall Reserve Account:	On the closing date, approximately $210,000 will be deposited into an account maintained with the Trustee (the “Basis Risk Shortfall Reserve Account”). Amounts in the Basis Risk Shortfall Reserve Account will be available to reimburse any outstanding Basis Risk Shortfall Carryforward Amount outstanding on the Class M7, M8, M9, M10, B1 and B2 Certificates, after giving effect to all other distributions on each Distribution Date. Such reimbursements will be paid to the applicable Class M Certificates and then to the Class B Certificates in alphanumeric order. Amounts remaining on deposit after all distribution on any Distribution Date will be reinvested as directed by the holder of the Class C Certificates in investments maturing prior to the following Distribution Date. On the Distribution Date on which the Certificate Principal Balance of the Class B1 Certificates has been reduced to zero, any amounts remaining on deposit will be paid to the holder of the Class C Certificates.

Interest Funds:	For any Distribution Date, (A) the sum of (i) all interest received or advanced by the Securities Administrator in the related Due Period and available in the distribution account on that Distribution Date, (ii) all compensating interest paid with respect to Mortgage Loans that prepaid during the related Prepayment Period and (iii) the portion of any purchase price or other amount paid with respect to the Mortgage Loans allocable to interest; less (B) the sum of (i) any net swap payment payable to the Swap Provider and (ii) any amounts paid and reimbursed to the Master Servicer, the Servicer, the Subservicer, the Securities Administrator, and the Trustee, other than any unreimbursed extraordinary expenses payable out of Net Monthly Excess Cashflow on that Distribution Date.

Net Monthly Excess Cashflow:	For any Distribution Date, the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Interest Funds for such Distribution Date over (y) the sum of the aggregate Accrued Certificate Interest and Interest Carryforward Amount for the Certificates and, without duplication of amounts deducted pursuant to the definition of “Interest Funds,” amounts payable to the Servicer and the Master Servicer.

Principal Distribution Amount:	For any Distribution Date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Basic Principal Distribution Amount:	For any Distribution Date, the excess, if any, of (x) the Principal Remittance Amount for such Distribution Date, over (y) the Overcollateralization Release Amount.

Principal Remittance Amount:	With respect to any Distribution Date, will be the sum of (i) the principal portion of all monthly payments on the Mortgage Loans due during the related Due Period, to the extent received or advanced, on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period; and (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Master Servicer, the Securities Administrator, the Subservicer and the Servicer.

Extra Principal Distribution Amount:	For any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralized Amount on such Distribution Date (after taking into account distributions to the Certificates of the Basic Principal Distribution Amount on such Distribution Date).

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which the Overcollateralized Amount (assuming, for purposes of this definition only, that 100% of the Principal Remittance Amount is distributed as principal on the Certificates on such Distribution Date) exceeds the Overcollateralization Target Amount on such Distribution Date.

Overcollateralized Amount:	For any Distribution Date, the excess, if any, of the Aggregate Stated Principal Balance of the Mortgage Loans over the aggregate Certificate Principal Balance, after giving effect to the distribution of the Basic Principal Distribution Amount on such Distribution Date.

Realized Loss Amount:	For any Distribution Date, the excess of the aggregate Certificate Principal Balance of the Certificates (after giving effect to distributions on such Distribution Date) over the Aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled distributions of principal due prior to and during the related Due Period, to the extent received or advanced, unscheduled collections of principal received prior to and during the related Prepayment Period and any realized losses incurred on the Mortgage Loans prior to and during the related Prepayment Period). The Realized Loss Amount shall be allocated among and reduce the principal balances of the classes of Subordinate Certificates in reverse order of their seniority. Thus, for instance, the

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Realized Loss Amount for any Distribution Date will first be allocated to the Class B2 Certificates and, to the extent the Realized Loss Amount for such Distribution Date exceeds the Certificate Principal Balance of the Class B2 Certificates, such Realized Loss Amount shall be allocated to the Class B1 Certificates, and so on. The aggregate amount of any such realized losses allocated to a class of certificates is referred to as the Applied Realized Loss Amount for such class.

Interest Rate Cap Agreement:	On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust will enter into an Interest Rate Cap Agreement for the benefit of the Certificates. Under the Interest Rate Cap Agreement, on each Distribution Date starting with the Distribution Date in August 2007 and ending with the Distribution Date in February 2011, the Issuing Entity will be entitled to receive payments equal to the product of (a) the Interest Rate Cap Agreement notional amount for that Distribution Date, (b) the excess of (i) 1-Month LIBOR for such determination date over (ii) 6.0%, and (c) the actual number of days in the related interest rate cap accrual period divided by 360.

Generally, payments under the Interest Rate Cap Agreement will be deposited into a Cap Account by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Trust will be distributed as described under Distribution of Swap and Cap Receipts. Shown below are the approximate notional amounts for the Interest Rate Cap Agreement.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Period	Notional Amount ($)	Period	Notional Amount ($)
1	—	32	25,314,504.13
2	—	33	22,597,713.82
3	—	34	20,055,757.90
4	—	35	17,679,024.50
5	—	36	15,458,764.07
6	—	37	13,387,106.03
7	—	38	20,418,983.26
8	—	39	23,699,961.57
9	—	40	22,362,366.44
10	—	41	21,131,054.02
11	—	42	20,001,429.50
12	—	43	18,967,576.86
13	2,048,773.80	44	18,024,590.42
14	4,097,547.60	45	17,166,486.63
15	6,146,321.40	46	16,388,099.15
16	8,195,095.20	47	15,684,640.29
17	10,243,868.99	48	15,051,570.84
18	12,292,642.80	49	14,484,588.15
19	14,341,416.60	50	13,979,637.63
20	16,390,190.39	51	13,532,858.01
21	18,438,964.19	52	13,140,560.63
22	20,487,738.00	53	12,721,175.48
23	22,536,511.79	54	12,220,032.89
24	24,585,285.59	55	11,772,231.70
25	28,638,246.12	56	—
26	32,221,781.16	57	—
27	35,327,335.34	58	—
28	38,039,985.59	59	—
29	34,624,477.98	60	—
30	31,318,167.37
31	28,215,840.51

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Interest Rate Swap Agreement:	On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust will enter into an Interest Rate Swap Agreement. Under the Swap Agreement, on each Distribution Date commencing in August 2006 the Supplemental Interest Trust will be obligated to pay an amount equal to a fixed rate of approximately 5.67% per annum on the swap notional amount to the Swap Provider based on a 30/360 day count convention, and the Supplemental Interest Trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider based on an actual/360 day count convention, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party (net swap payment).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. The Swap Account will be part of the Supplemental Interest Trust but not an asset of any REMIC.

Upon early termination of the Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to certificateholders.

In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Supplemental Interest Trust Trustee, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Swap Agreement) and distribute such Net Swap Payment as described under Distribution of Swap and Cap Receipts.

A “Defaulted Swap Termination Payment” means any payment required to be made by the Supplemental Interest Trust to the Swap Provider pursuant to the Swap Agreement as a result of an event of default under the Swap Agreement with respect to which the Swap Provider is the defaulting party or a termination event (including a downgrade termination event) under that agreement (other than illegality or a tax event) with respect to which the Swap Provider is the sole affected party (as defined in the Swap Agreement).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Shown below is the approximate swap notional schedule.
Period	Notional Amount ($)	Period	Notional Amount ($)
1	1,003,167,000.00	32	216,018,251.89
2	992,993,359.95	33	207,626,584.16
3	979,952,188.95	34	199,526,043.41
4	963,415,820.15	35	191,706,720.53
5	945,364,889.95	36	184,158,661.06
6	925,799,398.33	37	176,871,814.41
7	904,719,345.30	38	169,839,937.18
8	882,124,730.86	39	163,081,291.09
9	855,494,547.85	40	156,573,200.96
10	827,200,073.04	41	150,287,851.48
11	798,701,195.97	42	144,216,056.70
12	770,785,808.28	43	138,350,528.53
13	743,265,049.84	44	132,684,230.79
14	716,577,662.27	45	127,210,368.32
15	691,433,447.53	46	121,922,378.73
16	664,825,891.86	47	116,813,924.41
17	637,391,529.97	48	111,878,884.77
18	599,292,672.61	49	107,111,348.80
19	563,310,135.91	50	102,505,607.84
20	529,519,079.29	51	98,056,148.62
21	497,780,588.19	52	93,757,646.60
22	467,956,135.49	53	89,604,959.40
23	439,993,513.59	54	85,593,120.57
24	325,147,647.91	55	81,717,333.63
25	305,375,395.90	56	77,972,966.07
26	286,789,331.82	57	74,355,543.85
27	269,310,617.48	58	70,860,787.44
28	252,827,770.28	59	67,477,277.16
29	243,050,781.08
30	233,718,089.34
31	224,711,715.83

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Swap Provider Trigger Event:	An event of default under the Swap Agreement with respect to which the Swap Provider is a defaulting party or a termination event under the Swap Agreement with respect to which the Swap Provider is the sole affected party.

Credit Enhancement:	Credit enhancement will consist of the following:

(1) Excess interest

(2) Overcollateralization (0%, initially, building to a 2.80% target)

(3) Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates. The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each class of Class M Certificates will be senior to all other classes of Class M Certificates with a higher numerical designation. Each class of Class M Certificates will be senior to the Class B Certificates. The Class B1 Certificates will be senior to the Class B2 Certificates.

Overcollateralization Target Amount:	Prior to the Stepdown Date, 2.80% of the Aggregate Stated Principal Balance as of the Cut-off Date. On or after the Stepdown Date, 5.60% of the current Aggregate Stated Principal Balance, subject to a floor of 0.50% of the Aggregate Stated Principal Balance as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount will be the same as the Overcollateralization Target Amount on the preceding Distribution Date (i.e. no stepdown will occur).

Senior Enhancement Percentage:	With respect to any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal amount of the Subordinate Certificates and the overcollateralized amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the Aggregate Stated Principal Balance for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Trigger Event:	A Trigger Event will have occurred if the three-month rolling average of the 60+ day delinquency percentage for the three prior Due Periods equals or exceeds 37.47% of the Senior Enhancement Percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Aggregate Stated Principal Balance on the respective Distribution Date.

Distribution Date	Percentage
25 – 36	1.60% for the first month, plus an additional 1/12th of 1.95% for each month thereafter

37 – 48	3.55% for the first month, plus an additional 1/12th of 1.70% for each month thereafter

49 – 60	5.25% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

61 – 72	6.75% for the first month, plus an additional 1/12th of 0.75% for each month thereafter

73+	7.50%

Stepdown Date:	The earlier to occur of (a) the first Distribution Date on which the aggregate Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (1) the Distribution Date in August 2009, and (2) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 42.70%.

Senior Principal Distribution Amount:	For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (i) the Basic Principal Distribution Amount and (ii) the amount by which the aggregate Certificate Principal Balance of the Class A Certificates exceeds the Senior Target Amount.

Senior Target Amount:	For any Distribution Date, the lesser of (a) the product of (i) 57.30% and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans exceeds (ii) 0.50% of the Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Subsequent Recoveries:	Any Liquidation Proceeds (net of amounts owed to the Servicer or Master Servicer with respect to the related Mortgage Loan) received after the final liquidation of a Mortgage Loan.

Liquidation Proceeds:	The amount (other than insurance proceeds, amounts received in respect of the rental of any REO property prior to REO disposition, or required to be released to a mortgagor or a senior lienholder in accordance) received by the Servicer or Subservicer in connection with (i) the taking of all or a part of a mortgaged property by exercise of the power of eminent domain or condemnation (other than amounts required to be released to the mortgagor or a senior lienholder), (ii) the liquidation of a defaulted mortgage loan through a sale by the Servicer or Subservicer, trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a mortgage loan or an REO property.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Certificate Principal Balance:	With respect to each Class A, Class M, or Class B Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, increased by any Subsequent Recoveries allocated thereto, minus all distributions allocable to principal made thereon and Applied Realized Losses allocated thereto, if any, on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof).

Interest Priority of Payments:

(A)	On each Distribution Date, the Interest Funds for Group 1 for such date will be paid in the following order of priority:

i)	to the Swap Counterparty, to the extent not previously paid, the Group 1 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

ii)	to the Swap Counterparty, to the extent not previously paid from the collection account (after giving effect to the payment of the Interest Funds for Group 2), the unpaid Group 2 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

iii)	pro-rata, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date;

iv)	pro-rata, to the Class 2A-1 and Class 2-A2 Certificates (after giving effect to the payment of the Interest Funds for Group 2), the unpaid Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date; and

v)	for application pursuant to clause (C) below, any Interest Funds for Group 1 remaining undistributed for such Distribution Date.

(B)	On each Distribution Date, the Interest Funds for Group 2 for such date will be paid in the following order of priority:

i)	to the Swap Counterparty, to the extent not previously paid, the Group 2 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

ii)	to the Swap Counterparty, to the extent not previously paid from the collection account (after giving effect to the payment of the Interest Funds for Group 1), the unpaid Group 1 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

iii)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates, Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date;

iv)	pro-rata, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, (after giving effect to the payment of the Interest Funds for Group 1), the unpaid Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date; and

v)	for application pursuant to clause (C) below, any Interest Funds for Group 2 remaining undistributed for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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(C)	On each Distribution Date, the aggregate of any remaining Interest Funds for Group 1 and Group 2 from clauses (A)(v) and (B)(v) above, respectively, will be paid in the following order of priority:

i)	sequentially, to pay Accrued Certificate Interest and any Interest Carryforward Amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1, and Class B2 Certificates;

ii)	to any party to the transaction documents, previously unreimbursed extraordinary costs, liabilities and expenses, in excess of any cap on the amounts for which such parties were allowed to reimburse themselves pursuant to the pooling and servicing agreement;

iii)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under “Overcollateralization Provisions.”

Principal Priority of Payments:

On each Distribution Date, the principal received or advanced will be distributed in the following order of priority, in each case, to the extent of funds remaining:

A.	Prior to the Stepdown Date, or if a Trigger Event is in effect:

1)	Group 1 Principal Payment Priority. The Principal Remittance Amount attributable to the Group 1 Mortgage Loans, as follows:

(A)	to the Swap Counterparty, to the extent not previously paid from Interest Funds, the Group 1 Percentage of any net swap payment or swap termination payment and with respect to the Group 2 Mortgage Loans, the Group 2 Percentage of any net swap payment or swap termination payment (to the extent not paid from Interest Funds or the Principal Remittance Amount attributable to the Group 2 Mortgage Loans), owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

(B)	sequentially, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; provided, however, that if the aggregate of the Certificate Balances of the Class M and Class B Certificates has been reduced to zero, principal will be distributed pro rata on the Class 1A Certificates (this entire clause (B), the “Class 1A Principal Payment Priority”);

(C)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates (after giving effect to the distribution of the Principal Remittance Amount attributable to the Group 2 Mortgage Loans), until the Class Certificate Balance of each such class has been reduced to zero;

2)	Group 2 Principal Payment Priority: The Principal Remittance Amount attributable to the Group 2 Mortgage Loans, as follows:

(A)	to the Swap Counterparty, to the extent not previously paid from Interest Funds, the Group 2 Percentage of any net swap payment or swap termination payment and with respect to the Group 1 Mortgage Loans, the Group 1 Percentage of any net swap payment or swap termination payment (to the extent not paid from Interest Funds or the Principal Remittance Amount attributable to the Group 1 Mortgage Loans), owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

(B)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates, until the Certificate Principal Balance of each such class has been reduced to zero;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

(C)	to the Class 1A Certificates (after giving effect to the Principal Remittance Amount attributable to the Group 1 Mortgage Loans), in accordance with the Class 1A Principal Payment Priority, until the Certificate Principal Balance of each such class has been reduced to zero;

3)	The remaining Principal Remittance Amount as follows:

(A)	sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

(B)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under Overcollateralization Provisions.

B.	On or after the Stepdown Date, if no Trigger Event is in effect, the Basic Principal Distribution Amount, as follows:

1)	to the Swap Counterparty, to the extent not previously paid from Interest Funds any net swap payment or swap termination owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement

2)	to the Class 1A Certificates, in accordance with the Class 1A Principal Payment Priority, (from the Basic Principal Distribution Amount attributable to the Group 1 Mortgage Loans, except as provided below) and to the Class 2A-1 and Class 2A-2 Certificates, pro rata (from the Basic Principal Distribution Amount attributable to the Group 2 Mortgage Loans, except as provided below), in each case, an amount equal to the lesser of (x) the Basic Principal Distribution Amount attributable to the related group of Mortgage Loans for such Distribution Date and (y) the related Group Percentage of the Senior Principal Distribution Amount, until the Certificate Principal Balance of each such class or classes has been reduced to zero; provided, however, to the extent that the Basic Principal Distribution Amount attributable to a group of Mortgage Loans exceeds the related Group Percentage of the Senior Principal Distribution Amount, such excess shall be applied to the class or classes of Class A Certificates primarily related to the other group of Mortgage Loans (in accordance with the Class 1A Principal Payment Priority with respect to the Class 1A Certificates and pro rata with respect to the Class 2A Certificates), but in an amount not to exceed the Senior Principal Distribution Amount for such Distribution Date (as limited by clauses (x) and (y) of this clause (2) on such Distribution Date);

3)	to the Class M1 Certificates, until they reach a 35.40% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

4)	to the Class M2 Certificates, until they reach a 28.70% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

5)	to the Class M3 Certificates, until they reach a 24.70% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

6)	to the Class M4 Certificates, until they reach a 21.10% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

7)	to the Class M5 Certificates, until they reach a 17.80% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

8)	to the Class M6 Certificates, until they reach a 14.70% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

9)	to the Class M7 Certificates, until they reach a 11.80% Target Credit Enhancement Percentage (based on 2x the Class M7 Initial Target Credit Enhancement Percentage);

10)	to the Class M8 Certificates, until they reach a 9.30% Target Credit Enhancement Percentage (based on 2x the Class M8 Initial Target Credit Enhancement Percentage);

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

11)	to the Class M9 Certificates, until they reach a 8.00% Target Credit Enhancement Percentage (based on 2x the Class M9 Initial Target Credit Enhancement Percentage);

12)	to the Class M10 Certificates, until they reach a 5.60% Target Credit Enhancement Percentage (based on 2x the Class M10 Initial Target Credit Enhancement Percentage);

13)	to the Class B1 Certificates, until they reach a 3.80% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

14)	to the Class B2 Certificates; and

15)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under “Overcollateralization Provisions.”

Class B Principal Priority of Payments:	Prepayment premiums collected in any Prepayment Period will be applied first to reduce the Class Certificate Balance of Class B2, then to reduce the balance of Class B1, and then will be paid to the Class P certificates which are not offered hereby. Additionally, Net Monthly Excess Cashflow will be used to pay principal on the Class B Certificates as described in the Overcollateralization Provisions.

Overcollateralization Provisions:	With respect to any Distribution Date, any Net Monthly Excess Cashflow in respect of the Mortgage Loans in each Group shall be paid as follows:

(1) to the Class B2 Certificates until their principal balance has been reduced to zero, and thereafter to the Class B1 Certificates until their principal balance has been reduced to zero, and thereafter to the Class A and Class M Certificates, an amount equal to any Extra Principal Distribution Amount, distributable as part of the Principal Distribution Amount in the same manner and order of priority as described under Principal Priority of Payments above;

(2) sequentially, to the Class M Certificates, in the order of their numerical designations, to reimburse Applied Realized Loss Amounts for such class;

(3) sequentially, to the Class B Certificates, in the order of their numerical designations, to reimburse Applied Realized Loss Amounts for such class;

(4) concurrently on a pro rata basis, based on the amount of any Basis Risk Shortfall Carry-Forward Amounts, to the Class A Certificates, in an amount equal to any Basis Risk Shortfall Carry-Forward Amount for such Class or Classes;

(5) sequentially, to the Class M Certificates, in the order of their numerical designations, to reimburse their respective Basis Risk Shortfall Carry-Forward Amounts;

(6) sequentially, to the Class B Certificates, in the order of their numerical designations, to reimburse their respective Basis Risk Shortfall Carry-Forward Amounts;

(7) to fund any unpaid Swap Termination Payment payable by the Trust

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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to the Swap Counterparty (including any amount remaining unpaid from prior Distribution Dates) (only if the Swap Counterparty is the defaulting party or the sole affected party (each as defined in the Swap Agreement)); and

(8) to the holders of the Class C Certificate as provided in the Pooling and Servicing Agreement.

Distribution of Swap and Cap Receipts:	On any Distribution Date and after all distributions made as described under “Interest Priority of Distributions” and “Principal Priority of Distributions” above, funds in the Supplemental Interest Trust with respect to the Swap Agreement and the Interest Rate Cap Agreement will be distributed in the following order of priority:

(1) to the Swap Provider, all net swap payments, if any, owed to the Swap Provider for such Distribution Date;

(2) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

(3) to distribute any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Senior Certificates, pro rata, and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class M Certificates, sequentially in alphanumeric order and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class B Certificates sequentially in alphanumeric order;

(4) to the Class B2 Certificates until their principal balance has been reduced to zero, and thereafter to the Class B1 Certificates until their principal balance has been reduced to zero, and thereafter to the Class A Certificates and Class M Certificates, in the same manner and order of priority as described under Principal Priority of Payments above, an amount equal to the amount needed to maintain the Overcollateralized Amount at the highest Overcollateralized Amount as of any preceding Distribution Date.

(5) to distribute to the Class M Certificates sequentially in alphanumeric order any Applied Realized Loss Amount for any such class;

(6) to distribute to the Class B Certificates sequentially in alphanumeric order any Applied Realized Loss Amount for any such class;

(7) to distribute concurrently in proportion of their respective Basis Risk Shortfall Carry-Forward Amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any remaining Basis Risk Shortfall Carry-Forward Amounts;

(8) to distribute to the Class M Certificates sequentially in alphanumeric order any remaining Basis Risk Shortfall Carry-Forward Amounts;

(9) to distribute to the Class B Certificates sequentially in alphanumeric order any remaining Basis Risk Shortfall Carry-Forward Amounts;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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(10) to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

(11) to the holders of the Class C Certificates, any remaining amounts.

With respect to each Distribution Date, the sum of all amounts distributed pursuant to clauses (4) and (5) and (6) above shall not exceed the amount of cumulative Realized Losses incurred on the Mortgage Loans.

Initial Target Credit

Enhancement (% of

Initial Collateral Balance):

Class A Certificates	21.35%
Class M1 Certificates	17.70%
Class M2 Certificates	14.35%
Class M3 Certificates	12.35%
Class M4 Certificates	10.55%
Class M5 Certificates	8.90%
Class M6 Certificates	7.35%
Class M7 Certificates	5.90%
Class M8 Certificates	4.65%
Class M9 Certificates	4.00%
Class M10 Certificates	2.80%
Class B1 Certificates	1.90%
Class B2 Certificates	0.00%

Target Credit Enhancement

Percentage On or After Stepdown

Date (% of Current Collateral

Balance):

Class A Certificates	42.70%
Class M1 Certificates	35.40%
Class M2 Certificates	28.70%
Class M3 Certificates	24.70%
Class M4 Certificates	21.10%
Class M5 Certificates	17.80%
Class M6 Certificates	14.70%
Class M7 Certificates	11.80%
Class M8 Certificates	9.30%
Class M9 Certificates	8.00%
Class M10 Certificates	5.60%
Class B1 Certificates	3.80%
Class B2 Certificates	0.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Net WAC Cap Schedule (1)

PERIOD	GRP 1 EFFECTIVE RATE (2) (%)	PERIOD	GRP 1 EFFECTIVE RATE (2) (%)	PERIOD	GRP 2 EFFECTIVE RATE (2) (%)	PERIOD	GRP 2 EFFECTIVE RATE (2) (%)
1	28.58%	37	19.67%	1	28.88%	37	19.32%
2	21.81%	38	19.97%	2	21.97%	38	19.62%
3	21.81%	39	20.35%	3	21.97%	39	19.99%
4	21.65%	40	19.99%	4	21.81%	40	19.64%
5	21.63%	41	20.18%	5	21.79%	41	19.79%
6	21.47%	42	20.52%	6	21.63%	42	20.04%
7	21.39%	43	20.43%	7	21.54%	43	19.94%
8	21.52%	44	21.27%	8	21.70%	44	20.72%
9	21.17%	45	20.25%	9	21.33%	45	19.75%
10	21.11%	46	20.44%	10	21.28%	46	19.92%
11	20.92%	47	20.06%	11	21.08%	47	19.55%
12	20.90%	48	20.47%	12	21.07%	48	19.88%
13	20.77%	49	20.08%	13	20.92%	49	19.50%
14	20.70%	50	19.99%	14	20.86%	50	19.40%
15	20.73%	51	20.19%	15	20.90%	51	19.58%
16	20.56%	52	19.80%	16	20.72%	52	19.20%
17	20.52%	53	20.00%	17	20.68%	53	19.38%
18	20.07%	54	19.80%	18	20.23%	54	19.13%
19	19.72%	55	19.69%	19	19.88%	55	19.01%
20	19.58%	56	19.63%	20	19.75%	56	18.88%
21	19.06%	57	18.52%	21	19.22%	57	17.83%
22	18.86%	58	18.71%	22	19.02%	58	18.01%
23	18.94%	59	18.28%	23	19.04%	59	17.60%
24	18.70%	60	12.32%	24	18.64%	60	11.64%
25	18.71%	61	11.92%	25	18.62%	61	11.26%
26	18.93%	62	11.92%	26	18.84%	62	11.25%
27	19.31%	63	12.30%	27	19.21%	63	11.61%
28	19.18%	64	11.89%	28	19.08%	64	11.22%
29	19.36%	65	12.28%	29	19.23%	65	11.58%
30	19.64%	66	11.92%	30	19.43%	66	11.24%
31	19.51%	67	11.91%	31	19.30%	67	11.22%
32	20.11%	68	12.72%	32	19.87%	68	11.98%
33	19.26%	69	11.89%	33	19.04%	69	11.19%
34	19.35%	70	12.27%	34	19.12%	70	11.55%
35	19.01%	71	11.86%	35	18.77%	71	11.17%
36	20.05%	72	12.26%	36	19.70%	72	11.55%

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and the Mortgage Loans prepay at 100% of the Pricing Speed.
(2)	The effective Net WAC Cap rate (“Effective Rate”) is a per annum rate equal to the product of (i) 360 divided by the actual number of days in the Accrual Period for the Certificates and (ii) the quotient of (A) the amount of interest accrued on the Mortgage Loans in the related Due Period at their applicable Net Mortgage Rates, plus any payments received under the Interest Rate Cap Agreement, plus any net swap receipts, less any net swap payments, divided by (B) the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
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Net WAC Cap Schedule (1)

PERIOD	SUB EFFECTIVE AFC (2) (%)	PERIOD	SUB EFFECTIVE AFC (2) (%)
1	28.71%	37	19.52%
2	21.88%	38	19.82%
3	21.88%	39	20.19%
4	21.72%	40	19.84%
5	21.70%	41	20.01%
6	21.54%	42	20.31%
7	21.45%	43	20.22%
8	21.60%	44	21.04%
9	21.24%	45	20.04%
10	21.18%	46	20.22%
11	20.99%	47	19.84%
12	20.97%	48	20.22%
13	20.83%	49	19.83%
14	20.77%	50	19.74%
15	20.80%	51	19.93%
16	20.63%	52	19.54%
17	20.59%	53	19.74%
18	20.14%	54	19.51%
19	19.79%	55	19.40%
20	19.66%	56	19.31%
21	19.13%	57	18.23%
22	18.93%	58	18.42%
23	18.98%	59	18.00%
24	18.68%	60	12.04%
25	18.67%	61	11.64%
26	18.90%	62	11.64%
27	19.27%	63	12.01%
28	19.13%	64	11.61%
29	19.31%	65	11.99%
30	19.55%	66	11.63%
31	19.42%	67	11.62%
32	20.00%	68	12.41%
33	19.16%	69	11.60%
34	19.25%	70	11.97%
35	18.91%	71	11.58%
36	19.90%	72	11.97%

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and the Mortgage Loans prepay at 100% of the Pricing Speed.
(2)	The effective Net WAC Cap rate (“Effective Rate”) is a per annum rate equal to the product of (i) 360 divided by the actual number of days in the Accrual Period for the Certificates and (ii) the quotient of (A) the amount of interest accrued on the Mortgage Loans in the related Due Period at their applicable Net Mortgage Rates, plus any payments received under the Interest Rate Cap Agreement, plus any net swap receipts, less any net swap payments, divided by (B) the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
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Prepayment Sensitivity Tables

Class 1A-1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	15.32	1.53	1.18	0.96	0.82	0.71
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	263	33	24	21	18	15

Class 1A-1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	15.32	1.53	1.18	0.96	0.82	0.71
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	263	33	24	21	18	15

Class 1A-2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.25	4.02	2.59	2.00	1.76	1.55
Principal Lockout (months)	262	32	23	20	17	14
Principal Window (months)	60	42	25	8	7	8

Class 1A-2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.25	4.02	2.59	2.00	1.76	1.55
Principal Lockout (months)	262	32	23	20	17	14
Principal Window (months)	60	42	25	8	7	8

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class 1A-3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.94	8.26	5.33	3.00	2.13	1.90
Principal Lockout (months)	321	73	47	27	23	21
Principal Window (months)	27	60	40	35	5	3

Class 1A-3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.94	8.26	5.33	3.00	2.13	1.90
Principal Lockout (months)	321	73	47	27	23	21
Principal Window (months)	27	60	40	35	5	3

Class 1A-4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.25	12.41	8.13	5.82	2.57	2.07
Principal Lockout (months)	347	132	86	61	27	23
Principal Window (months)	5	20	14	11	8	3

Class 1A-4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.55	15.33	10.25	7.30	2.57	2.07
Principal Lockout (months)	347	132	86	61	27	23
Principal Window (months)	13	160	120	90	8	3

Certificate: 100% of the Pricing Speed is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
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Prepayment Sensitivity Tables

Class M1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.46	4.75	4.54	3.38
Principal Lockout (months)	289	46	39	48	54	40
Principal Window (months)	63	106	61	24	1	1

Class M1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.05	6.07	5.21	7.45	5.76
Principal Lockout (months)	289	46	39	48	67	50
Principal Window (months)	71	223	149	93	65	55

Class M2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.44	4.50	4.54	3.38
Principal Lockout (months)	289	46	38	44	53	39
Principal Window (months)	63	106	62	28	2	2

Class M2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.03	6.03	4.95	5.23	3.93
Principal Lockout (months)	289	46	38	44	53	39
Principal Window (months)	71	214	142	91	51	42

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

29

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.43	4.38	4.32	3.20
Principal Lockout (months)	289	46	38	42	48	35
Principal Window (months)	63	106	62	30	7	6

Class M3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.00	6.01	4.81	4.64	3.46
Principal Lockout (months)	289	46	38	42	48	35
Principal Window (months)	71	203	137	86	50	41

Class M4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.31	4.07	2.99
Principal Lockout (months)	289	46	37	41	45	33
Principal Window (months)	63	106	63	31	10	8

Class M4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.98	5.97	4.72	4.37	3.24
Principal Lockout (months)	289	46	37	41	45	33
Principal Window (months)	71	196	131	82	49	40

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

30

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.26	3.90	2.86
Principal Lockout (months)	289	46	37	40	43	31
Principal Window (months)	63	106	63	32	12	10

Class M5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.94	5.94	4.65	4.19	3.09
Principal Lockout (months)	289	46	37	40	43	31
Principal Window (months)	70	187	125	78	47	39

Class M6 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.22	3.78	2.76
Principal Lockout (months)	289	46	37	39	41	29
Principal Window (months)	63	106	63	33	14	12

Class M6 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.89	5.91	4.58	4.04	2.97
Principal Lockout (months)	289	46	37	39	41	29
Principal Window (months)	70	178	117	73	44	37

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

31

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M7 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.19	3.68	2.68
Principal Lockout (months)	289	46	36	38	39	28
Principal Window (months)	63	106	64	34	16	13

Class M7 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.45	8.82	5.85	4.51	3.92	2.87
Principal Lockout (months)	289	46	36	38	39	28
Principal Window (months)	69	167	110	68	42	34

Class M8 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.17	3.61	2.62
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	63	106	64	35	17	14

Class M8 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.45	8.73	5.77	4.44	3.80	2.78
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	68	154	100	62	37	30

Certificate: 100% of the Pricing Speed is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

32

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M9 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.14	3.57	2.59
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	63	106	64	35	17	14

Class M9 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.44	8.63	5.70	4.35	3.72	2.71
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	67	140	90	54	31	25

Class M10 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.14	3.52	2.57
Principal Lockout (months)	289	46	36	37	37	26
Principal Window (months)	63	106	64	35	18	15

Class M10 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.42	8.49	5.58	4.27	3.60	2.64
Principal Lockout (months)	289	46	36	37	37	26
Principal Window (months)	66	134	84	49	28	23

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

33

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class B1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	1.16	1.10	1.07	1.04	1.01	0.98
Principal Lockout (months)	11	10	10	9	9	9
Principal Window (months)	6	6	6	7	6	6

Class B1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	1.16	1.10	1.07	1.04	1.01	0.98
Principal Lockout (months)	11	10	10	9	9	9
Principal Window (months)	6	6	6	7	6	6

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

34

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Excess Spread

Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Fwd LIBOR) (%)	Fwd LIBOR (1-Month LIBOR)	Fwd LIBOR (6-Month LIBOR)	Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Fwd LIBOR) (%)	Fwd LIBOR (1-Month LIBOR)	Fwd LIBOR (6-Month LIBOR)
1	8.41	8.41	5.38	5.54	41	4.69	4.61	5.39	5.48
2	1.67	1.67	5.47	5.57	42	4.57	4.52	5.40	5.48
3	1.75	1.75	5.50	5.57	43	4.57	4.51	5.41	5.49
4	1.69	1.69	5.50	5.57	44	5.34	5.28	5.42	5.50
5	1.77	1.77	5.50	5.56	45	4.57	4.51	5.43	5.51
6	1.72	1.72	5.55	5.55	46	4.81	4.74	5.44	5.52
7	1.73	1.73	5.50	5.52	47	4.56	4.49	5.44	5.53
8	1.98	1.97	5.49	5.50	48	4.83	4.79	5.45	5.54
9	1.76	1.76	5.48	5.48	49	4.59	4.54	5.46	5.56
10	1.85	1.85	5.46	5.45	50	4.58	4.53	5.48	5.57
11	1.79	1.79	5.43	5.42	51	4.83	4.77	5.49	5.57
12	1.89	1.88	5.40	5.40	52	4.58	4.51	5.50	5.58
13	1.83	1.82	5.37	5.38	53	4.82	4.75	5.51	5.59
14	1.84	1.84	5.35	5.36	54	4.58	4.54	5.52	5.59
15	1.94	1.94	5.32	5.34	55	4.58	4.53	5.52	5.59
16	1.88	1.88	5.30	5.33	56	5.38	5.34	5.53	5.59
17	1.97	1.98	5.28	5.33	57	4.56	4.52	5.53	5.59
18	1.89	1.90	5.30	5.32	58	4.81	4.76	5.53	5.59
19	1.89	1.91	5.26	5.32	59	4.55	4.51	5.53	5.59
20	2.11	2.13	5.25	5.32	60	5.01	4.91	5.52	5.59
21	1.90	1.92	5.26	5.32	61	4.67	4.57	5.52	5.59
22	2.02	2.04	5.26	5.32	62	4.67	4.56	5.52	5.59
23	1.95	1.98	5.26	5.33	63	5.00	4.89	5.53	5.59
24	3.88	3.92	5.27	5.33	64	4.65	4.55	5.53	5.60
25	3.69	3.73	5.27	5.33	65	4.98	4.88	5.53	5.60
26	3.73	3.76	5.27	5.34	66	4.66	4.56	5.53	5.60
27	3.92	3.96	5.26	5.34	67	4.66	4.55	5.53	5.60
28	3.72	3.76	5.27	5.35	68	5.35	5.24	5.53	5.60
29	3.93	3.96	5.28	5.36	69	4.65	4.53	5.54	5.61
30	4.14	4.08	5.29	5.37	70	4.98	4.86	5.54	5.61
31	4.14	4.08	5.30	5.38	71	4.63	4.51	5.54	5.61
32	4.84	4.77	5.31	5.39	72	4.96	4.86	5.54	5.61
33	4.16	4.09	5.32	5.40
34	4.37	4.30	5.33	5.41
35	4.16	4.09	5.34	5.42
36	4.79	4.73	5.35	5.43
37	4.57	4.51	5.35	5.44
38	4.40	4.33	5.36	5.45
39	4.66	4.59	5.37	5.46
40	4.45	4.37	5.38	5.47

•	Assumes Pricing Speed on page one, no losses.
•	Static LIBOR: 1-month LIBOR equals 5.38% and 6-month LIBOR equals 5.54%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

35

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Breakeven CDR Table

The table below describes the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that results in the first dollar of principal deficiency to the referenced Class. Calculations are run to maturity at forward 1-month and 6-month LIBOR. Other assumptions incorporated include the following: (1) 100% of the Pricing Speed, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown), (5) all delinquent principal and interest payments are advanced until liquidation of the defaulted loan, (6) 95% of all prepayment premium due are received.

	CDR Break %	Cumulative Loss %	WAL
Class M1	28.56	20.57	6.11
Class M2	22.54	17.55	6.97
Class M3	19.46	15.82	8.27
Class M4	16.88	14.24	8.91
Class M5	14.67	12.80	9.50
Class M6	12.69	11.42	10.06
Class M7	10.86	10.07	10.59
Class M8	9.34	8.88	11.28
Class M9	8.51	8.21	12.89
Class M10	7.33	7.22	11.89
Class B1	24.48	18.58	1.07
Class B2	N/A*	N/A*	N/A*

*	Under the assumptions described above, the Class B2 Certificates are paid off under any default rate scenario.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

36

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

FOR ADDITIONAL INFORMATION PLEASE CALL:

LEHMAN BROTHERS INC.

RESIDENTIAL MORTGAGE FINANCE
Diane Rinnovatore	(212) 526-5460
Matt Lewis	(212) 526-7447
Chris Mellia	(212) 526-5754

MBS Structuring
Sei-Hyong Park	(212) 526-0203
Manoj Gupta	(212) 526-1453

SYNDICATE
Dan Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519
Patrick Quinn	(212) 526-9519

TRADING
Alar Randmere	(212) 526-8315
David Wong	(212) 526-8315

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

37

LEHMAN BROTHERS Structured Finance Group	LEHMAN BROTHERS	July 26th, 2006

New Issue Computational Materials

(Part II of II)

$[641,882,000] (Approximate)

People’s Financial Realty Mortgage Securities Trust, 2006-1

Issuing Entity

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Financial Corporation.

Sponsor

People’s Choice Funding, Inc.

Seller

July 26, 2006

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral Summary: Aggregate

Total Number of Loans	3,230
Total Outstanding Loan Balance	$721,657,846
Average Loan Balance	$223,423
Fixed Rate	14.55%
Adjustable Rate	85.45%
Prepayment Penalty Coverage	73.71%
Weighted Average Coupon	8.180%
Weighted Average Margin*	6.125%
Weighted Average Initial Periodic Cap*	2.858%
Weighted Average Periodic Cap*	1.000%
Weighted Average Maximum Rate*	14.134%
Weighted Average Floor*	7.993%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	355
Weighted Average CLTV	82.47%
Weighted Average FICO	650

Product Type
2/28 ARM	31.64%
2/28 ARM Interest Only	9.49%
2/28 ARM 40-yr Dual Amort (see p7 of Part 1)	27.70%
3/27 ARM	5.06%
3/27 ARM Interest Only	2.61%
3/27 ARM 40-yr Dual Amort	5.57%
5/25 ARM	0.38%
5/25 ARM 40-yr Dual Amort	2.98%
Fixed Rate	14.55%

Prepayment Penalty (years)
None	26.29%
6 Months	0.04%
1 Year	6.29%
2 Years	47.56%
3 Years	19.82%

Loans with Piggyback Seconds	48.43%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
CA	31.94%
FL	16.55%
NY	9.25%
IL	7.62%
MI	5.54%

Largest Zip Code Concentration
92703 Santa Ana, CA	0.50%

Occupancy Status
Primary Home	93.30%
Second Home	1.16%
Investment	5.54%

Loan Purpose
Purchase	53.90%
Cashout Refinance	43.99%
Rate/Term Refinance	2.11%

Lien Position
First Lien	94.71%
Second Lien	5.29%

Interest Only Period
60 Months	12.11%
None	87.89%

Documentation Type
Full	28.47%
Stated	60.44%
12 Month Bank Statement	8.70%
Limited	2.39%

*	Excludes the fixed rate loans.
**	CLTV in the Collateral Summary above and Weighted Average Original CLTV in the following Collateral Characteristics refer to original LTV for first lien loans and CLTV for second lien loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Scheduled Principal Balances

Current Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
0.01 - 50,000.00	221	$7,893,280.92	1.09%	$35,716.20	12.035%	98.67%	631
50,000.01 - 100,000.00	502	38,319,209.48	5.31	76,333.09	10.324	89.10	636
100,000.01 - 150,000.00	526	65,764,894.62	9.11	125,028.32	8.702	81.71	633
150,000.01 - 200,000.00	444	78,070,039.47	10.82	175,833.42	8.155	80.66	641
200,000.01 - 250,000.00	369	82,816,911.39	11.48	224,436.07	7.924	81.26	645
250,000.01 - 300,000.00	325	88,886,586.49	12.32	273,497.19	7.834	80.92	646
300,000.01 - 350,000.00	240	77,779,102.56	10.78	324,079.59	7.826	81.38	654
350,000.01 - 400,000.00	181	68,098,677.08	9.44	376,235.78	7.806	82.83	658
400,000.01 - 450,000.00	153	65,004,178.68	9.01	424,863.91	7.928	82.85	658
450,000.01 - 500,000.00	102	48,412,946.25	6.71	474,636.73	7.882	82.55	661
500,000.01 - 550,000.00	59	30,972,739.58	4.29	524,961.69	7.959	83.14	647
550,000.01 - 600,000.00	45	25,930,595.39	3.59	576,235.45	8.019	83.13	674
600,000.01 - 650,000.00	26	16,235,786.80	2.25	624,453.34	8.202	80.50	651
650,000.01 - 700,000.00	16	10,824,130.24	1.50	676,508.14	8.315	86.39	675
700,000.01 - 750,000.00	8	5,793,837.59	0.80	724,229.70	8.058	83.39	674
750,000.01 - 800,000.00	6	4,621,260.57	0.64	770,210.10	8.225	87.50	686
800,000.01 - 850,000.00	1	807,500.00	0.11	807,500.00	7.990	95.00	696
850,000.01 - 900,000.00	3	2,596,936.31	0.36	865,645.44	8.171	77.15	614
900,000.01 - 950,000.00	2	1,870,732.74	0.26	935,366.37	8.525	82.57	678
950,000.01 - 1,000,000.00	1	958,500.00	0.13	958,500.00	8.400	87.14	673

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	$14,000.00
Maximum:	$958,500.00
Average:	$223,423.48

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Mortgage Rates

Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.751 - 6.000	2	$665,000.00	0.09%	$332,500.00	6.000%	58.63%	699
6.001 - 6.250	18	5,488,211.86	0.76	304,900.66	6.197	77.32	671
6.251 - 6.500	45	16,132,547.95	2.24	358,501.07	6.439	79.66	685
6.501 - 6.750	60	19,945,373.35	2.76	332,422.89	6.696	78.83	673
6.751 - 7.000	199	56,773,468.84	7.87	285,293.81	6.940	78.21	661
7.001 - 7.250	226	60,206,931.54	8.34	266,402.35	7.184	79.35	657
7.251 - 7.500	328	83,702,520.08	11.60	255,190.61	7.430	79.96	649
7.501 - 7.750	327	87,028,871.60	12.06	266,143.34	7.670	81.30	657
7.751 - 8.000	377	92,210,750.84	12.78	244,590.85	7.936	80.58	651
8.001 - 8.250	206	54,065,413.12	7.49	262,453.46	8.166	81.88	645
8.251 - 8.500	211	52,192,895.34	7.23	247,359.69	8.415	81.43	644
8.501 - 8.750	158	38,588,071.30	5.35	244,228.30	8.657	82.63	643
8.751 - 9.000	154	39,407,964.96	5.46	255,895.88	8.918	85.39	634
9.001 - 9.250	57	14,317,150.09	1.98	251,178.07	9.172	86.17	630
9.251 - 9.500	78	17,952,684.55	2.49	230,162.62	9.417	85.60	641
9.501 - 9.750	55	13,208,121.69	1.83	240,147.67	9.657	87.72	639
9.751 - 10.000	55	12,167,356.30	1.69	221,224.66	9.924	90.31	639
10.001 - 10.250	32	7,681,425.11	1.06	240,044.53	10.170	90.05	610
10.251 - 10.500	15	2,852,120.28	0.40	190,141.35	10.400	85.32	601
10.501 - 10.750	17	2,571,900.00	0.36	151,288.24	10.683	84.18	605
10.751 - 11.000	15	2,835,683.46	0.39	189,045.56	10.957	85.92	588
11.001 - 11.250	38	3,722,126.47	0.52	97,950.70	11.210	96.85	688
11.251 - 11.500	104	8,720,727.11	1.21	83,853.15	11.397	99.19	667
11.501 - 11.750	78	4,518,846.58	0.63	57,933.93	11.585	98.19	642
11.751 - 12.000	66	4,136,750.19	0.57	62,678.03	11.949	99.71	617
12.001 - 12.250	137	9,438,408.97	1.31	68,893.50	12.143	99.48	637
12.251 - 12.500	46	2,759,190.03	0.38	59,982.39	12.384	99.89	630
12.501 - 12.750	82	6,026,258.55	0.84	73,490.96	12.732	99.81	622
12.751 - 13.000	41	1,619,796.00	0.22	39,507.22	12.876	98.91	602
13.001 - 13.250	3	721,280.00	0.10	240,426.67	13.186	91.40	772

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	8.180%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Original Terms to Stated Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	191	$13,947,184.66	1.93%	$73,021.91	11.734%	98.16%	641
181 - 300	6	1,121,079.26	0.16	186,846.54	7.903	80.73	645
301 - 360	3,033	706,589,582.24	97.91	232,967.22	8.110	82.16	650

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	180
Maximum:	360
Weighted Average:	356

Remaining Terms to Stated Maturity

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	191	$13,947,184.66	1.93%	$73,021.91	11.734%	98.16%	641
181 - 300	6	1,121,079.26	0.16	186,846.54	7.903	80.73	645
301 - 360	3,033	706,589,582.24	97.91	232,967.22	8.110	82.16	650

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	178
Maximum:	360
Weighted Average:	355

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Combined Loan- to-Value Ratio*

Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
10.01 - 20.00	2	$96,881.45	0.01%	$48,440.73	8.515%	14.89%	698
20.01 - 30.00	10	1,138,928.05	0.16	113,892.81	8.157	26.66	589
30.01 - 40.00	14	2,119,168.91	0.29	151,369.21	8.188	35.78	608
40.01 - 50.00	40	6,162,445.56	0.85	154,061.14	7.828	46.32	615
50.01 - 60.00	65	14,048,475.64	1.95	216,130.39	7.577	57.05	623
60.01 - 70.00	156	36,875,074.13	5.11	236,378.68	8.008	66.60	610
70.01 - 80.00	1,619	423,947,473.59	58.75	261,857.61	7.714	79.51	653
80.01 - 90.00	360	93,846,694.20	13.00	260,685.26	8.565	87.02	639
90.01 - 100.00	964	143,422,704.63	19.87	148,778.74	9.426	97.54	660

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	13.39%
Maximum:	100.00%
Weighted Average:	82.47%

*	CLTV refers to original LTV for first lien loans and CLTV for second lien loans

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

FICO Score

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
526 - 550	60	$12,544,898.98	1.74%	$209,081.65	9.215%	74.71%	544
551 - 575	150	29,603,116.84	4.10	197,354.11	8.763	73.41	562
576 - 600	312	55,412,793.02	7.68	177,605.11	8.499	78.40	589
601 - 625	648	127,581,896.64	17.68	196,885.64	8.260	81.92	615
626 - 650	752	162,246,788.91	22.48	215,753.71	8.200	83.03	638
651 - 675	628	149,379,967.27	20.70	237,866.19	8.158	84.14	663
676 - 700	331	83,475,763.68	11.57	252,192.64	7.990	84.70	686
701 - 725	158	46,633,253.78	6.46	295,147.18	7.660	83.25	711
726 - 750	103	29,520,373.53	4.09	286,605.57	7.630	83.50	737
751 - 775	57	16,369,124.76	2.27	287,177.63	8.035	86.18	763
776 - 800	25	6,996,920.36	0.97	279,876.81	7.862	82.13	785
801 >=	6	1,892,948.39	0.26	315,491.40	9.769	87.29	803

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Minimum:	540
Maximum:	805
Weighted Average:	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Lien Type

Lien Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1st Lien	2,649	$683,450,712.26	94.71%	$258,003.29	7.967%	81.50%	650
2nd Lien	581	38,207,133.90	5.29	65,760.99	11.990	99.87	642

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Purchase	1,862	$388,959,054.85	53.90%	$208,893.16	8.256%	83.84%	662
Cash Out Refinance	1,301	317,491,953.73	43.99	244,036.86	8.095	80.79	634
Rate/Term Refinance	67	15,206,837.58	2.11	226,967.73	7.997	82.38	647

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Single Family	2,252	$494,370,124.73	68.50%	$219,524.92	8.157%	82.31%	648
PUD	398	94,156,654.97	13.05	236,574.51	8.176	83.17	644
Condo	360	66,504,897.52	9.22	184,735.83	8.294	82.66	655
2-4 Family	213	65,644,117.74	9.10	308,188.35	8.252	82.45	663
Row House	7	982,051.20	0.14	140,293.03	7.767	85.73	622

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Geographic Distribution (Top 30)

Geographic Distribution (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
California	757	$230,524,461.80	31.94%	$304,523.73	8.058%	81.47%	656
Florida	607	119,451,759.22	16.55	196,790.38	8.395	82.03	650
New York	214	66,759,896.10	9.25	311,962.13	7.982	80.90	657
Illinois	278	54,977,822.66	7.62	197,761.95	8.374	84.43	647
Michigan	296	39,961,214.42	5.54	135,004.10	8.465	85.10	642
Maryland	162	35,427,221.59	4.91	218,686.55	7.825	81.10	630
Hawaii	75	23,340,589.82	3.23	311,207.86	7.852	80.28	656
New Jersey	67	22,546,089.87	3.12	336,508.80	8.529	88.86	656
Texas	100	14,265,391.82	1.98	142,653.92	8.038	80.70	647
Nevada	69	13,909,480.57	1.93	201,586.67	8.094	81.91	644
Arizona	68	12,395,658.89	1.72	182,289.10	8.180	82.35	635
Virginia	61	12,369,874.34	1.71	202,784.83	7.740	84.28	635
Massachusetts	40	10,116,412.88	1.40	252,910.32	7.974	80.90	636
Pennsylvania	57	7,404,905.47	1.03	129,910.62	8.494	83.94	635
Georgia	50	7,197,848.11	1.00	143,956.96	8.539	85.62	637
Connecticut	32	6,089,152.13	0.84	190,286.00	8.329	82.15	650
Colorado	39	5,639,068.39	0.78	144,591.50	8.297	86.94	634
New Mexico	30	5,286,802.23	0.73	176,226.74	8.149	82.83	629
Minnesota	29	5,252,381.01	0.73	181,116.59	8.151	84.05	626
Ohio	17	3,192,460.00	0.44	187,791.76	8.835	90.65	639
Washington	14	2,847,311.37	0.39	203,379.38	7.796	85.72	651
North Carolina	20	2,361,194.68	0.33	118,059.73	8.708	87.51	660
Oregon	14	2,292,471.85	0.32	163,747.99	8.105	83.21	643
Oklahoma	9	2,280,550.00	0.32	253,394.44	8.849	86.63	630
South Carolina	20	2,127,016.18	0.29	106,350.81	8.355	82.19	667
Wisconsin	16	2,093,183.71	0.29	130,823.98	8.889	85.67	645
Missouri	15	1,901,346.68	0.26	126,756.45	8.704	84.20	630
Alaska	12	1,813,941.36	0.25	151,161.78	8.659	86.25	655
Utah	9	1,595,256.34	0.22	177,250.70	7.942	83.96	671
Indiana	7	1,159,700.00	0.16	165,671.43	8.897	86.17	644
Other	46	5,077,382.67	0.70	110,377.88	8.745	84.26	636

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Product Type

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2/28 ARM	1,002	$228,332,602.01	31.64%	$227,876.85	8.192%	81.51%	642
2/28 ARM Interest Only	208	68,512,829.21	9.49	329,388.60	7.570	81.47	685
2/28 ARM 40-yr Dual Amortization (see p7 of Part 1)	663	199,909,833.78	27.70	301,523.13	8.013	81.79	649
3/27 ARM	152	36,526,177.17	5.06	240,303.80	8.167	83.39	650
3/27 ARM Interest Only	55	18,844,148.00	2.61	342,620.87	7.332	80.69	691
3/27 ARM 40-yr Dual Amortization	133	40,216,880.76	5.57	302,382.56	7.848	83.13	643
5/25 ARM	12	2,769,825.16	0.38	230,818.76	7.644	72.69	649
5/25 ARM 40-yr Dual Amortization	90	21,528,911.14	2.98	239,210.12	7.631	81.22	635
Fixed Rate	915	105,016,638.93	14.55	114,772.28	9.282	86.78	642

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Full	1,119	$205,441,079.49	28.47%	$183,593.46	7.874%	82.78%	636
12 Month Bank Statement	247	62,772,585.12	8.70	254,140.02	7.860	81.99	641
Stated	1,793	436,173,955.13	60.44	243,264.89	8.383	82.40	657
Limited	71	17,270,226.42	2.39	243,242.63	7.855	82.29	646

Total:	3,230	$721,657,846.16	100.00%	$223,423.48	8.180%	82.47%	650

Gross Margin*

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
4.001 - 4.500	3	$1,029,687.60	0.17%	$343,229.20	7.857%	78.69%	577
5.001 - 5.500	202	50,110,127.06	8.13	248,069.94	7.715	71.82	646
5.501 - 6.000	1,195	329,766,327.75	53.48	275,955.09	7.699	80.60	658
6.001 - 6.500	390	102,038,885.05	16.55	261,638.17	8.341	82.41	631
6.501 - 7.000	287	79,026,212.84	12.82	275,352.66	8.273	86.15	649
7.001 - 7.500	157	36,663,139.93	5.95	233,523.18	9.026	90.54	649
7.501 - 8.000	81	18,006,827.00	2.92	222,306.51	8.841	89.14	655

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Minimum:	4.250%
Maximum:	8.000%
Weighted Average:	6.125%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Initial Periodic Rate Cap*

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2.000	263	$87,356,977.21	14.17%	$332,155.81	7.519%	81.30%	686
3.000	2,052	529,284,230.02	85.83	257,935.78	8.071	81.81	645

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Minimum:	2.000%
Maximum:	3.000%
Weighted Average:	2.858%

*	Table excludes the fixed rate loans.

Periodic Rate Cap*

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1.000	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Minimum:	1.000%
Maximum:	1.000%
Weighted Average:	1.000%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Maximum Rate*

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
12.001 - 12.500	45	$14,789,873.37	2.40%	$328,663.85	6.361%	78.32%	673
12.501 - 13.000	160	47,118,725.94	7.64	294,492.04	6.860	77.94	655
13.001 - 13.500	397	107,611,604.74	17.45	271,061.98	7.282	79.54	650
13.501 - 14.000	597	157,621,738.79	25.56	264,023.01	7.696	80.57	656
14.001 - 14.500	416	110,193,609.35	17.87	264,888.48	8.073	81.91	648
14.501 - 15.000	341	88,159,891.18	14.30	258,533.41	8.574	84.00	647
15.001 - 15.500	160	42,959,900.64	6.97	268,499.38	9.003	84.41	649
15.501 - 16.000	111	28,313,289.37	4.59	255,074.68	9.590	88.18	647
16.001 - 16.500	46	11,049,940.39	1.79	240,216.10	10.173	88.92	613
16.501 - 17.000	29	5,388,383.46	0.87	185,806.33	10.754	86.57	607
17.001 - 17.500	7	1,076,650.00	0.17	153,807.14	11.238	84.24	583
17.501 - 18.000	3	560,500.00	0.09	186,833.33	11.596	86.32	680
18.001 - 18.500	2	1,177,000.00	0.19	588,500.00	11.566	95.95	686
19.001 - 19.500	1	620,100.00	0.10	620,100.00	13.200	90.00	802

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Minimum:	12.100%
Maximum:	19.200%
Weighted Average:	14.134%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Floor*

Floor (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.501 - 6.000	2	$665,000.00	0.11%	$332,500.00	6.000%	58.63%	699
6.001 - 6.500	61	20,971,793.39	3.40	343,799.89	6.374	78.82	680
6.501 - 7.000	213	64,679,687.36	10.49	303,660.50	6.866	78.27	665
7.001 - 7.500	456	124,932,508.31	20.26	273,974.80	7.324	79.90	653
7.501 - 8.000	606	158,468,125.54	25.70	261,498.56	7.803	81.05	656
8.001 - 8.500	376	99,167,811.76	16.08	263,744.18	8.287	81.91	646
8.501 - 9.000	289	74,196,981.02	12.03	256,736.96	8.791	84.41	640
9.001 - 9.500	127	31,320,334.64	5.08	246,616.81	9.307	85.90	636
9.501 - 10.000	100	23,788,851.36	3.86	237,888.51	9.785	89.32	641
10.001 - 10.500	44	10,212,480.39	1.66	232,101.83	10.233	88.64	608
10.501 - 11.000	28	4,803,383.46	0.78	171,549.41	10.847	84.93	596
11.001 - 11.500	8	1,776,650.00	0.29	222,081.25	11.184	90.45	654
11.501 - 12.000	3	560,500.00	0.09	186,833.33	11.596	86.32	680
12.001 - 12.500	1	477,000.00	0.08	477,000.00	12.250	90.00	572
13.001 - 13.500	1	620,100.00	0.10	620,100.00	13.200	90.00	802

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	7.993%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Next Rate Adjustment Date*

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2008-03-01	10	$2,688,747.11	0.44%	$268,874.71	7.453%	79.48%	685
2008-04-01	106	29,436,440.20	4.77	277,702.27	7.423	80.26	660
2008-05-01	201	59,374,848.03	9.63	295,397.25	7.999	82.62	654
2008-06-01	882	234,838,776.66	38.08	266,257.12	8.049	81.54	651
2008-07-01	674	170,416,453.00	27.64	252,843.40	8.141	81.63	647
2009-04-01	11	2,719,324.07	0.44	247,211.28	7.518	84.82	677
2009-05-01	31	8,316,256.02	1.35	268,266.32	7.714	82.65	651
2009-06-01	165	46,239,693.50	7.50	280,240.57	7.854	82.18	655
2009-07-01	133	38,311,932.34	6.21	288,059.64	7.943	83.31	654
2011-04-01	4	1,287,516.11	0.21	321,879.03	7.655	72.59	655
2011-05-01	6	1,813,903.17	0.29	302,317.20	7.462	89.36	669
2011-06-01	45	10,161,744.02	1.65	225,816.53	7.669	81.38	626
2011-07-01	47	11,035,573.00	1.79	234,799.43	7.625	78.61	638

Total:	2,315	$616,641,207.23	100.00%	$266,367.69	7.993%	81.74%	651

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral Summary: Group 1

Total Number of Loans	1,505
Total Outstanding Loan Balance	$410,498,039
Average Loan Balance	$272,756
Fixed Rate	11.18%
Adjustable Rate	88.82%
Prepayment Penalty Coverage	74.81%
Weighted Average Coupon	8.130%
Weighted Average Margin*	6.068%
Weighted Average Initial Periodic Cap*	2.825%
Weighted Average Periodic Cap*	1.000%
Weighted Average Maximum Rate*	14.115%
Weighted Average Floor*	7.940%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	356
Weighted Average CLTV	81.98%
Weighted Average FICO	656

Product Type
2/28 ARM	30.86%
2/28 ARM Interest Only	12.21%
2/28 ARM 40-yr Dual Amort (see p7 of Part 1)	30.23%
3/27 ARM	4.60%
3/27 ARM Interest Only	3.33%
3/27 ARM 40-yr Dual Amort	5.04%
5/25 ARM	0.37%
5/25 ARM 40-yr Dual Amort	2.18%
Fixed Rate	11.18%

Prepayment Penalty (years)
None	25.19%
6 Months	0.02%
1 Year	7.77%
2 Years	51.26%
3 Years	15.75%

Loans with Piggyback Seconds	59.43%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
CA	41.86%
FL	16.95%
NY	10.90%

Largest Zip Code Concentration
92703 Santa Ana, CA	0.84%

Occupancy Status
Primary Home	96.15%
Second Home	0.72%
Investment	3.14%

Loan Purpose
Purchase	69.90%
Cashout Refinance	28.76%
Rate/Term Refinance	1.33%

Lien Position
First Lien	94.92%
Second Lien	5.08%

Interest Only Period
60 Months	15.54%
None	84.46%

Documentation Type
Full	24.92%
Stated	62.98%
12 Month Bank Statement	9.63%
Limited	2.47%

*	Excludes the fixed rate loans.
**	CLTV in the Collateral Summary above and Weighted Average Original CLTV in the following Collateral Characteristics refer to original LTV for first lien loans and CLTV for second lien loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Scheduled Principal Balances

Current Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
0.01 - 50,000.00	50	$1,811,998.00	0.44%	$36,239.96	11.993%	98.19%	629
50,000.01 - 100,000.00	197	15,342,541.99	3.74	77,880.92	10.806	89.93	632
100,000.01 - 150,000.00	204	25,151,889.85	6.13	123,293.58	9.290	83.07	636
150,000.01 - 200,000.00	167	29,824,468.50	7.27	178,589.63	8.238	79.22	644
200,000.01 - 250,000.00	147	33,291,157.28	8.11	226,470.46	7.829	79.92	651
250,000.01 - 300,000.00	159	43,542,384.16	10.61	273,851.47	7.800	78.84	650
300,000.01 - 350,000.00	130	42,169,762.08	10.27	324,382.79	7.768	80.54	658
350,000.01 - 400,000.00	94	35,134,271.86	8.56	373,768.85	7.832	81.01	664
400,000.01 - 450,000.00	116	49,591,058.50	12.08	427,509.13	7.788	82.85	663
450,000.01 - 500,000.00	89	42,324,309.13	10.31	475,554.04	7.904	82.57	661
500,000.01 - 550,000.00	48	25,207,039.58	6.14	525,146.66	7.871	83.59	650
550,000.01 - 600,000.00	43	24,731,082.38	6.02	575,141.45	8.060	83.43	673
600,000.01 - 650,000.00	25	15,622,986.80	3.81	624,919.47	8.229	80.52	651
650,000.01 - 700,000.00	16	10,824,130.24	2.64	676,508.14	8.315	86.39	675
700,000.01 - 750,000.00	7	5,074,029.39	1.24	724,861.34	8.030	82.45	676
750,000.01 - 800,000.00	6	4,621,260.57	1.13	770,210.10	8.225	87.50	686
800,000.01 - 850,000.00	1	807,500.00	0.20	807,500.00	7.990	95.00	696
850,000.01 - 900,000.00	3	2,596,936.31	0.63	865,645.44	8.171	77.15	614
900,000.01 - 950,000.00	2	1,870,732.74	0.46	935,366.37	8.525	82.57	678
950,000.01 - 1,000,000.00	1	958,500.00	0.23	958,500.00	8.400	87.14	673

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	$17,100.00
Maximum:	$958,500.00
Average:	$272,756.17

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Mortgage Rates

Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.751 - 6.000	1	$285,000.00	0.07%	$285,000.00	6.000%	57.63%	646
6.001 - 6.250	11	3,475,817.86	0.85	315,983.44	6.188	76.55	689
6.251 - 6.500	33	12,234,892.65	2.98	370,754.32	6.448	79.11	684
6.501 - 6.750	36	13,077,451.69	3.19	363,262.55	6.696	78.46	676
6.751 - 7.000	107	33,833,024.46	8.24	316,196.49	6.936	77.35	664
7.001 - 7.250	107	34,250,471.46	8.34	320,097.86	7.182	78.05	662
7.251 - 7.500	160	47,931,679.31	11.68	299,573.00	7.436	79.00	656
7.501 - 7.750	157	51,615,280.07	12.57	328,759.75	7.668	80.79	663
7.751 - 8.000	158	48,435,811.72	11.8	306,555.77	7.939	79.73	658
8.001 - 8.250	101	31,786,142.91	7.74	314,714.29	8.162	81.10	646
8.251 - 8.500	100	29,620,810.25	7.22	296,208.10	8.408	80.36	647
8.501 - 8.750	69	21,176,203.41	5.16	306,901.50	8.666	82.92	651
8.751 - 9.000	72	21,813,551.75	5.31	302,966.00	8.923	86.70	640
9.001 - 9.250	27	7,720,913.18	1.88	285,959.75	9.158	85.49	636
9.251 - 9.500	32	8,712,212.87	2.12	272,256.65	9.433	86.17	648
9.501 - 9.750	23	7,534,102.88	1.84	327,569.69	9.644	90.72	644
9.751 - 10.000	26	6,566,741.60	1.60	252,566.98	9.926	92.52	645
10.001 - 10.250	11	4,009,391.33	0.98	364,490.12	10.168	94.07	635
10.251 - 10.500	3	874,500.00	0.21	291,500.00	10.455	85.51	589
10.501 - 10.750	5	1,206,250.00	0.29	241,250.00	10.684	89.04	631
10.751 - 11.000	5	997,333.46	0.24	199,466.69	10.948	94.05	614
11.001 - 11.250	15	2,230,980.00	0.54	148,732.00	11.190	95.72	692
11.251 - 11.500	54	5,111,188.49	1.25	94,651.64	11.405	99.74	675
11.501 - 11.750	33	2,333,916.95	0.57	70,724.76	11.578	97.89	633
11.751 - 12.000	30	2,311,018.00	0.56	77,033.93	11.939	99.55	619
12.001 - 12.250	60	5,236,404.24	1.28	87,273.40	12.141	99.09	636
12.251 - 12.500	19	1,642,410.77	0.40	86,442.67	12.408	99.82	627
12.501 - 12.750	37	3,313,782.05	0.81	89,561.68	12.734	99.79	622
12.751 - 13.000	10	439,476.00	0.11	43,947.60	12.896	100.00	603
13.001 - 13.250	3	721,280.00	0.18	240,426.67	13.186	91.40	772

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	8.130%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Original Terms to Stated Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	89	$7,674,151.66	1.87%	$86,226.42	11.832%	98.66%	642
181 - 300	3	439,079.26	0.11	146,359.75	8.590	74.33	674
301 - 360	1,413	402,384,808.44	98.02	284,773.40	8.059	81.67	656

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	180
Maximum:	360
Weighted Average:	357

Remaining Terms to Stated Maturity

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	89	$7,674,151.66	1.87%	$86,226.42	11.832%	98.66%	642
181 - 300	3	439,079.26	0.11	146,359.75	8.590	74.33	674
301 - 360	1,413	402,384,808.44	98.02	284,773.40	8.059	81.67	656

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	178
Maximum:	360
Weighted Average:	356

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Combined Loan- to-Value Ratio*

Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
20.01 - 30.00	7	$969,896.03	0.24%	$138,556.58	8.255%	27.20%	577
30.01 - 40.00	8	1,354,668.91	0.33	169,333.61	7.741	34.78	611
40.01 - 50.00	18	2,595,373.60	0.63	144,187.42	7.810	46.93	604
50.01 - 60.00	34	7,713,934.30	1.88	226,880.42	7.480	56.98	616
60.01 - 70.00	81	20,360,127.77	4.96	251,359.60	7.784	66.00	617
70.01 - 80.00	871	272,154,823.81	66.30	312,462.48	7.682	79.78	662
80.01 - 90.00	91	33,721,592.04	8.21	370,566.95	8.815	87.37	635
90.01 - 100.00	395	71,627,622.90	17.45	181,335.75	9.697	97.91	661

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	20.69%
Maximum:	100.00%
Weighted Average:	81.98%

*	CLTV refers to original LTV for first lien loans and CLTV for second lien loans

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

FICO Score

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
526 - 550	23	$4,657,389.67	1.13%	$202,495.20	9.090%	69.18%	544
551 - 575	59	12,074,202.76	2.94	204,647.50	8.829	73.14	562
576 - 600	113	24,905,408.64	6.07	220,401.85	8.419	78.42	589
601 - 625	275	65,899,332.31	16.05	239,633.94	8.224	80.92	615
626 - 650	363	93,970,756.59	22.89	258,872.61	8.213	82.41	638
651 - 675	301	87,989,173.76	21.43	292,322.84	8.168	83.31	663
676 - 700	178	53,537,674.15	13.04	300,773.45	7.941	83.98	687
701 - 725	87	31,461,444.46	7.66	361,625.80	7.613	82.56	711
726 - 750	63	20,625,061.70	5.02	327,381.93	7.674	82.32	737
751 - 775	28	9,643,388.62	2.35	344,406.74	7.813	84.47	763
776 - 800	11	4,225,018.31	1.03	384,092.57	7.759	81.92	784
801 >=	4	1,509,188.39	0.37	377,297.10	10.120	88.22	803

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Minimum:	540
Maximum:	805
Weighted Average:	656

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Lien Type

Lien Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1st Lien	1,251	$389,664,182.86	94.92%	$311,482.16	7.925%	81.02%	656
2nd Lien	254	20,833,856.50	5.08	82,023.06	11.968	99.82	644

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Purchase	1,065	$286,944,159.79	69.90%	$269,431.14	8.113%	83.23%	666
Cash Out Refinance	420	118,079,013.23	28.76	281,140.51	8.186	79.04	632
Rate/Term Refinance	20	5,474,866.34	1.33	273,743.32	7.801	79.46	638

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Single Family	1,029	$278,927,421.34	67.95%	$271,066.49	8.098%	81.83%	654
PUD	206	59,102,764.86	14.40	286,906.63	8.179	82.51	649
Condo	165	37,388,675.40	9.11	226,598.03	8.255	81.70	662
2-4 Family	104	34,929,177.76	8.51	335,857.48	8.163	82.49	670
Row House	1	150,000.00	0.04	150,000.00	8.650	83.33	558

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Geographic Distribution (Top 30)

Geographic Distribution (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
California	512	$171,854,037.37	41.86%	$335,652.42	8.022%	81.92%	662
Florida	294	69,581,761.03	16.95	236,672.66	8.251	81.84	655
New York	134	44,745,321.71	10.90	333,920.31	7.923	80.88	658
Illinois	87	19,233,984.23	4.69	221,080.28	8.550	83.55	648
Michigan	85	14,945,205.64	3.64	175,825.95	8.315	83.45	653
Maryland	53	13,375,066.33	3.26	252,359.74	7.973	80.03	627
New Jersey	34	12,638,545.70	3.08	371,721.93	8.703	92.57	667
Hawaii	30	9,223,464.53	2.25	307,448.82	8.017	78.69	659
Texas	42	7,564,900.09	1.84	180,116.67	8.019	80.21	653
Nevada	32	7,052,612.91	1.72	220,394.15	7.872	80.06	648
Massachusetts	19	5,844,647.43	1.42	307,613.02	7.924	79.28	634
Arizona	23	4,459,923.48	1.09	193,909.72	8.113	77.11	619
Virginia	18	3,916,460.35	0.95	217,581.13	7.837	81.39	638
Georgia	16	3,210,252.42	0.78	200,640.78	8.679	83.82	626
Connecticut	12	2,839,587.11	0.69	236,632.26	8.411	82.88	650
Pennsylvania	17	2,680,045.00	0.65	157,649.71	8.209	78.15	635
New Mexico	9	2,460,407.92	0.60	273,378.66	8.194	78.57	619
Oklahoma	6	1,942,300.00	0.47	323,716.67	8.862	85.92	627
Colorado	9	1,361,208.98	0.33	151,245.44	8.500	80.00	631
North Carolina	10	1,186,303.09	0.29	118,630.31	9.025	84.80	652
Minnesota	6	1,141,350.29	0.28	190,225.05	8.382	85.46	638
Ohio	5	1,103,110.00	0.27	220,622.00	9.787	98.72	646
Utah	4	1,053,600.00	0.26	263,400.00	7.376	80.46	684
Washington	4	1,030,600.00	0.25	257,650.00	7.455	77.95	667
South Carolina	9	919,520.01	0.22	102,168.89	8.517	81.84	695
Missouri	5	822,850.00	0.20	164,570.00	8.288	77.57	622
Wisconsin	5	808,599.90	0.20	161,719.98	8.333	81.82	653
Rhode Island	2	599,830.00	0.15	299,915.00	9.330	86.00	702
Oregon	3	523,750.00	0.13	174,583.33	8.897	72.50	571
Indiana	1	420,000.00	0.10	420,000.00	8.700	76.36	618
Other	19	1,958,793.84	0.48	103,094.41	8.640	81.61	626

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Product Type

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2/28 ARM	449	$126,696,381.24	30.86%	$282,174.57	8.081%	81.13%	645
2/28 ARM Interest Only	139	50,113,841.63	12.21	360,531.23	7.654	81.19	689
2/28 ARM 40-yr Dual Amortization (see p7 of Part 1)	357	124,073,948.19	30.23	347,546.07	7.989	81.55	656
3/27 ARM	62	18,889,134.74	4.60	304,663.46	8.070	84.47	661
3/27 ARM Interest Only	35	13,672,948.00	3.33	390,655.66	7.348	80.83	692
3/27 ARM 40-yr Dual Amortization	59	20,684,014.98	5.04	350,576.53	7.896	81.57	649
5/25 ARM	6	1,537,611.49	0.37	256,268.58	7.581	75.63	654
5/25 ARM 40-yr Dual Amortization	29	8,929,297.68	2.18	307,906.82	7.647	77.60	641
Fixed Rate	369	45,900,861.41	11.18	124,392.58	9.640	86.87	640

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Full	468	$102,291,075.30	24.92%	$218,570.67	7.850%	80.15%	633
12 Month Bank Statement	128	39,536,989.54	9.63	308,882.73	7.757	82.37	646
Stated	875	258,533,434.40	62.98	295,466.78	8.316	82.72	666
Limited	34	10,136,540.12	2.47	298,133.53	7.666	79.93	652

Total:	1,505	$410,498,039.36	100.00%	$272,756.17	8.130%	81.98%	656

Gross Margin*

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
4.001 - 4.500	2	$654,687.60	0.18%	$327,343.80	8.177%	80.89%	573
5.001 - 5.500	79	22,644,799.53	6.21	286,643.03	7.606	69.25	650
5.501 - 6.000	695	224,462,432.16	61.56	322,967.53	7.696	80.30	665
6.001 - 6.500	136	46,007,221.12	12.62	338,288.39	8.249	81.87	632
6.501 - 7.000	115	40,885,485.10	11.21	355,525.96	8.293	86.02	650
7.001 - 7.500	78	21,776,130.44	5.97	279,181.16	9.178	92.13	656
7.501 - 8.000	31	8,166,422.00	2.24	263,432.97	8.743	89.05	662

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Minimum:	4.250%
Maximum:	8.000%
Weighted Average:	6.068%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Initial Periodic Rate Cap*

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2.000	174	$63,786,789.63	17.50%	$366,590.75	7.589%	81.12%	690
3.000	962	300,810,388.32	82.50	312,692.71	8.014	81.41	651

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Minimum:	2.000%
Maximum:	3.000%
Weighted Average:	2.825%

*	Table excludes the fixed rate loans.

Periodic Rate Cap*

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1.000	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Minimum:	1.000%
Maximum:	1.000%
Weighted Average:	1.000%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Maximum Rate*

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
12.001 - 12.500	31	$10,609,190.49	2.91%	$342,231.95	6.382%	77.98%	678
12.501 - 13.000	88	27,555,892.02	7.56	313,135.14	6.855	77.41	654
13.001 - 13.500	210	67,189,860.51	18.43	319,951.72	7.272	78.77	656
13.501 - 14.000	277	91,756,186.18	25.17	331,249.77	7.668	80.02	665
14.001 - 14.500	200	63,620,343.75	17.45	318,101.72	8.026	81.12	652
14.501 - 15.000	161	49,105,970.16	13.47	305,006.03	8.550	84.18	654
15.001 - 15.500	83	26,151,323.05	7.17	315,076.18	8.876	83.56	659
15.501 - 16.000	56	18,194,737.00	4.99	324,906.02	9.471	89.37	654
16.001 - 16.500	14	5,482,991.33	1.50	391,642.24	10.128	92.72	631
16.501 - 17.000	9	2,424,083.46	0.66	269,342.61	10.624	94.02	640
17.001 - 17.500	2	464,000.00	0.13	232,000.00	11.186	79.43	588
17.501 - 18.000	2	245,500.00	0.07	122,750.00	11.654	81.61	583
18.001 - 18.500	2	1,177,000.00	0.32	588,500.00	11.566	95.95	686
19.001 - 19.500	1	620,100.00	0.17	620,100.00	13.200	90.00	802

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Minimum:	12.100%
Maximum:	19.200%
Weighted Average:	14.115%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Floor*

Floor (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.501 - 6.000	1	$285,000.00	0.08%	$285,000.00	6.000%	57.63%	646
6.001 - 6.500	44	15,710,710.51	4.31	357,061.60	6.390	78.54	685
6.501 - 7.000	119	39,704,258.02	10.89	333,649.23	6.860	77.85	668
7.001 - 7.500	243	77,964,506.08	21.38	320,841.59	7.328	79.19	659
7.501 - 8.000	284	91,531,523.19	25.10	322,294.10	7.793	80.38	663
8.001 - 8.500	182	58,538,275.16	16.06	321,638.87	8.278	81.10	650
8.501 - 9.000	134	42,006,705.16	11.52	313,482.87	8.796	85.09	647
9.001 - 9.500	56	16,050,726.05	4.40	286,620.11	9.305	85.78	643
9.501 - 10.000	45	13,670,298.99	3.75	303,784.42	9.772	91.75	645
10.001 - 10.500	13	4,789,491.33	1.31	368,422.41	10.219	92.39	626
10.501 - 11.000	8	1,839,083.46	0.50	229,885.43	10.826	92.12	622
11.001 - 11.500	3	1,164,000.00	0.32	388,000.00	11.134	91.80	694
11.501 - 12.000	2	245,500.00	0.07	122,750.00	11.654	81.61	583
12.001 - 12.500	1	477,000.00	0.13	477,000.00	12.250	90.00	572
13.001 - 13.500	1	620,100.00	0.17	620,100.00	13.200	90.00	802

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	7.940%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Next Rate Adjustment Date*

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2008-03-01	7	$1,793,929.36	0.49%	$256,275.62	7.536%	79.23%	695
2008-04-01	63	20,764,493.14	5.70	329,595.13	7.355	80.50	663
2008-05-01	106	37,825,369.17	10.37	356,843.11	7.974	82.31	660
2008-06-01	428	139,695,397.39	38.31	326,391.12	7.973	81.26	660
2008-07-01	341	100,804,982.00	27.65	295,615.78	8.105	81.23	650
2009-04-01	8	2,243,570.12	0.62	280,446.27	7.379	84.57	688
2009-05-01	12	4,538,316.12	1.24	378,193.01	7.808	83.29	652
2009-06-01	71	22,775,136.48	6.25	320,776.57	7.878	81.49	664
2009-07-01	65	23,689,075.00	6.50	364,447.31	7.803	82.92	665
2011-04-01	2	413,458.53	0.11	206,729.27	7.690	77.75	640
2011-05-01	3	1,227,350.64	0.34	409,116.88	7.408	91.16	673
2011-06-01	12	3,706,900.00	1.02	308,908.33	7.694	81.31	635
2011-07-01	18	5,119,200.00	1.40	284,400.00	7.647	71.06	642

Total:	1,136	$364,597,177.95	100.00%	$320,948.22	7.940%	81.36%	658

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

FOR ADDITIONAL INFORMATION PLEASE CALL:

LEHMAN BROTHERS INC.

RESIDENTIAL MORTGAGE FINANCE
Diane Rinnovatore	(212) 526-5460
Matt Lewis	(212) 526-7447
Scott Stimpfel	(212) 526-5689
Chris Mellia	(212) 526-5754

MBS Structuring
Sei- Hyong Park	(212) 526-0203
Manoj Gupta	(212) 526-1453

SYNDICATE
Dan Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519
Patrick Quinn	(212) 526-9519

TRADING
Alar Randmere	(212) 526-8315
David Wong	(212) 526-8315

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

LEHMAN BROTHERS	July 26th, 2006

New Issue Computational Materials

(Part I of II)

$[984,107,000] (Approximate)

People’s Financial Realty Mortgage Securities Trust, Series 2006-1

Issuing Entity

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Financial Corporation.

Sponsor

People’s Choice Home Loan Inc.

Seller

July 26, 2006

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-666-2388, Ext 9519.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes similar information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This free writing prospectus does not constitute an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue such securities or any similar security and our obligation to deliver such security is subject to the terms and conditions of our underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in this free writing prospectus. Our obligation to sell securities to you is conditioned on the mortgage loans and securities having the characteristics described in this free writing prospectus. If for any reason we do not deliver such securities, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this free writing prospectus is attached relating to:

(1)	these materials not constituting an offer (or a solicitation of an offer),

(2)	no representation that these materials are accurate or complete and may not be updated, or

(3)	these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

$[984,107,000] (Approximate)

Offered Certificates	Approximate Certificate Balance ($) (2)	Certificate Interest Rate	Avg. Life To Call (3) / Maturity (yrs) (1)	Principal Window (3) (months) To Call / Maturity (1)	Final Scheduled Distribution Date	Initial C/E	Expected Ratings (Moody’s/S&P/Fitch) (7)
1A-1	216,855,000	(4)(5)	0.96/0.96	1-21/1-21	9/25/2036	21.35%	Aaa / AAA /AAA
1A-2	127,370,000	(4)(5)	2.00/2.00	21-28/21-28	9/25/2036	21.35%	Aaa / AAA /AAA
1A-3	64,440,000	(4)(5)	3.00/3.00	28-62/28-62	9/25/2036	21.35%	Aaa / AAA /AAA
1A-4	41,204,000	(4)(5)	5.82/7.30	62-72/62-151	9/25/2036	21.35%	Aaa / AAA / AAA
2A-1	169,561,000	(4)(5)	2.08/2.32	1-72/1-171	9/25/2036	21.35%	Aaa / AAA / AAA
2A-2	169,561,000	(4)(5)	2.08/2.32	1-72/1-171	9/25/2036	21.35%	Aaa / AAA / AAA
M1	36,616,000	(4)(5)	4.75/5.21	49-72/49-141	9/25/2036	17.70%	Aa1 / AA+ / AA+
M2	33,606,000	(4)(5)	4.50/4.95	45-72/45-135	9/25/2036	14.35%	Aa2 / AA / AA
M3	20,063,000	(4)(5)	4.38/4.81	43-72/43-128	9/25/2036	12.35%	Aa3 / AA- / AA-
M4	18,057,000	(4)(5)	4.31/4.72	42-72/42-123	9/25/2036	10.55%	A1 / A+ / A+
M5	16,552,000	(4)(5)	4.26/4.65	41-72/41-118	9/25/2036	8.90%	A2 / A / A
M6	15,549,000	(4)(5)	4.22/4.58	40-72/40-112	9/25/2036	7.35%	A3 / A- / A-
M7	14,546,000	(4)(5)	4.19/4.51	39-72/39-106	9/25/2036	5.90%	Baa1 / BBB+ / BBB+
M8	12,540,000	(4)(5)	4.17/4.44	38-72/38-99	9/25/2036	4.65%	Baa2 / BBB / BBB
M9	6,521,000	(4)(5)	4.14/4.35	38-72/38-91	9/25/2036	4.00%	Baa3 /BBB /BBB-
M10	12,038,000	(4)(5)	4.14/4.27	38-72/38-86	9/25/2036	2.80%	Ba1 / BBB- / BB+
B1(6)	9,028,000	(4)(5)	1.04/1.04	10-16/10-16	9/25/2036	1.90%	NR / BBB- / [BBB-]

Not Offered Herein
B2(6)	19,060,000	(4)(5)	0.38/0.38	1-10/1-10	9/25/2036	0.00%	NR / BB+ / [BB+]

Certificates:

(1)	Pricing Speed:
	Fixed Rate Mortgage Loans:	4.6% CPR for the first month building approximately 1.67% each month to 23.0% CPR by month 12; 23.0% CPR thereafter.

	Adjustable Rate Mortgage Loans:	5.0% CPR for the first month building approximately 2.27% each month to 30.0% CPR by month 12; 30.0% CPR for months 12-22; 60.0% CPR for months 23-27; then dropping approximately 8.33% each month until month 30; and remaining at 35% CPR thereafter.

(2)	Subject to a 5% variance.

(3)	Transaction priced to a 10% clean-up call.

(4)	The least of (a) One-Month LIBOR plus the related margin and (b) the applicable Net WAC Cap and (c) the applicable Net Maximum Mortgage Rate

(5)	If the 10% clean-up call is not exercised, the margins for the Senior Certificates will double and the margins for the Class M and Class B Certificates will increase to 1.5x their initial margins for each subsequent Distribution Date.

(6)	Beginning in month 1, prepayment premiums collected in any prepayment period will be distributed on the related Distribution Date first to Class B2 until it is reduced to zero, thereafter to Class B1 until it is reduced to zero, and thereafter to the Class P Certificates. Further, Net Monthly Excess Cashflow will be used to pay the Class B2 and Class B1 Certificates as outlined in Overcollateralization Provisions herein.

(7)	Rating Agency Contacts:
	Moody’s:	Maggie Liu (212) 553-3712
	S&P:	Michael McCormick (212) 438-1937
	Fitch:	Marc Lessner (212) 558-0693

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Issuing Entity:	People’s Financial Realty Mortgage Securities Trust, Series 2006-1.

Seller:	People’s Choice Home Loan Inc.

Depositor:	People’s Choice Home Loan Securities Corp.

Sponsor:	People’s Choice Financial Corporation.

Trustee:	HSBC Bank USA.

Supplemental Interest Trust Trustee:	HSBC Bank USA.

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A. Wells Fargo Bank, N.A., in its capacity as Master Servicer, will actively monitor the Subservicer with respect to certain default management functions. The Subservicer will be required to receive Master Servicer approval of its decisions regarding certain specific primary servicing duties. These will include:

(1) Loss mitigation:

a. Review and approval of repayment and/or forbearance plans involving a term of greater than six months

b. Review of short sale proposals

c. Review of deed-in-lieu decisions

(2) Approval of REO listing values

(3) Approval of loan modifications

(4)    Approval of foreclosure timelines if different from Fannie Mae required foreclosure timelines. No approval must be obtained for re-projections for legal matters that arise in the course of foreclosure (e. g., county delays in setting sale dates, proof of service, contested matters, title claims, legal issues such as temporary restraining orders, and Bankruptcy filings)

(5) Approval of settlements proposed in the context of contested judicial foreclosures

(6) Review and recalculation of net realized losses on Mortgage Loans

(7) Oversight of hazard insurance claim filings in excess of $10,000

Servicer:	EMC Mortgage Corporation (“EMC”). As the Servicer, EMC will receive periodic servicing tapes from the Subservicer, review certain reports prepared by the Subservicer and track certain performance related triggers of the Subservicer.

EMC has a primary subprime mortgage servicer rating of SQ1 from Moody’s Investor Service, Above Average from Standard and Poor’s and RPS1 from Fitch Ratings.

Subservicer:	People’s Choice Home Loan, Inc. or an affiliate (“People’s Choice”) will subservice the Mortgage Loans. People’s Choice will service the Mortgage Loans in accordance with the provisions of the servicing agreement on behalf of the Servicer, in all cases, in the same manner and subject to the same terms as if the Subservicer were the “Servicer” under the servicing agreement. People’s Choice Home Loan, Inc. has a “Select” servicer rating from Standard and Poor’s.

Distribution Date:	The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in August 2006.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Determination Date:	With respect to any Distribution Date, the 15th day of the month in which such Distribution Date occurs or, if such day is not a business day, on the immediately preceding business day.

Due Period:	With respect to any Distribution Date, the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

P&I Advances:	The Subservicer (or the Servicer if the Subservicer fails to do so) will be obligated to advance all payments of principal and interest that were due during the related Due Period on the Mortgage Loans that were delinquent on the related Determination Date. P&I Advances are required to be made only to the extent they are deemed, in the good faith judgment of the Subservicer, to be recoverable from related late collections or liquidation proceeds. The purpose of making P&I Advances is to maintain a regular cash flow to the holders of the Certificates, rather than to guarantee or insure against losses. In the event the Subservicer or the Servicer fails in its obligation to make any such advance which is not deemed to be nonrecoverable, the Master Servicer will be obligated to make any such advance, to the extent required in the pooling and servicing agreement.

Underwriters:	Lead Manager: Lehman Brothers Inc.

Co-Managers: Bear, Stearns & Co. Inc, Credit Suisse, and UBS Securities LLC

Swap Provider:	[TBD]

Cap Provider:	[TBD]

The Certificates:	The Class 1A-1, Class 1A-2, Class 1A-3, and Class 1A-4 Certificates (the “Group 1 Certificates” or “Class 1A Certificates”), the Class 2A-1 and Class 2A-2 (the “Group 2 Certificates” or “Class 2A Certificates” and together with the “Class 1A Certificates”, the “Class A Certificates” or “Senior Certificates”); the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Certificates (together, the “Class M Certificates”); the Class B1 and Class B2 Certificates (together, the “Class B Certificates” and together with the Class M Certificates, the “Subordinate Certificates”). The Class C Certificate will initially be retained by the Sponsor or an affiliate and represents the residual right to receive payments as described herein. The Class P Certificate will initially be retained by the Sponsor or an affiliate and represents the right to receive prepayment premiums after the Class B1 Certificates are retired. The Class R Certificate will initially be retained by the Sponsor or an affiliate and represents the residual interest in the REMIC trust.

Offered Certificates:	The Class 1A and Class 2 A Certificates, the Class M Certificates and the Class B1 Certificates.

Non-Offered Certificates:	The Class B2, Class C, Class P, and Class R Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Cut-off Date:	July 1, 2006.

Expected Pricing Date:	July 28, 2006.

Closing Date:	On or about August 9, 2006.

Delay Days:	The Certificates will have 0 days delay.

Day Count:	The Certificates will accrue interest on an Actual/360 basis.

Record Date:	With respect to any Distribution Date for the Certificates, the business day immediately preceding such Distribution Date.

Accrual Period:	With respect to the Certificates, the period from and including the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to such Distribution Date.

Form of Registration:	Book-entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:	For federal income tax purposes, certain segregated portions of the Trust (exclusive of the Interest Rate Cap Agreement, the Basis Risk Shortfall Reserve Fund, the Swap Agreement, the Swap Account and the Supplemental Interest Trust) will be treated as one or more “real estate mortgage investment conduits” (each, a “REMIC”). Each of the Offered Certificates represents an interest in two assets for federal income tax purposes: (i) a “regular interest” in a REMIC, which will be treated as a newly-originated debt instrument for most federal income tax purposes and (ii) the right to payment of Basis Risk Shortfall Carry-Forward Amounts, which is expected to represent an interest in a notional principal contract for federal income tax purposes.

Denominations:	Minimum $100,000; increments $1 in excess thereof.

ERISA Eligibility:	The Offered Certificates, exclusive of the right to receive payments from the Supplemental Interest Trust in respect of the Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) subject to certain conditions.

Prior to the termination of the Supplemental Interest Trust, in addition to the requirements stated above, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered Certificates.

Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

SMMEA Treatment:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein was approximately $1,003,167,728, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien, conforming and non-conforming balance Mortgage Loans (the “Mortgage Loans”). On the Closing Date, the Aggregate Stated Principal Balance of the Mortgage Loans is expected to be approximately $1,003,167,728. Approximately 11.45% of the Mortgage Loans are initially interest-only (“IO”) loans. The interest-only loans have a weighted average remaining IO term of 59 months. In addition, approximately 33.71% of the Mortgage Loans will amortize based on a 40-year amortization period for the first 10 years of the loan, and thereafter based on a 20-year amortization period, resulting in a 30-year original term to maturity (“40-year Dual Amortization Loans”).

The Mortgage Loans will be divided into the Group 1 Mortgage Loans and Group 2 Mortgage Loans. The Group 2 Mortgage Loans have principal balances and other characteristics that conform to the requirements of Fannie Mae and Freddie Mac. The Group 1 Mortgage Loans may or may not have such principal balances or characteristics.

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans was approximately $571,987,128, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien Mortgage Loans. On the Closing Date, the aggregate principal balance of Group 1 Mortgage Loans is expected to be approximately $571,987,128. Approximately 15.04% of the Group 1 Mortgage Loans are initially interest-only loans. The interest-only loans have a weighted average remaining IO term of 59 months. Approximately 35.02% of the Group 1 Mortgage Loans are 40-year Dual Amortization Loans.

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans was approximately $431,180,600, consisting primarily of fixed and hybrid adjustable rate, fully amortizing, dual amortizing and balloon, first and second lien Mortgage Loans. On the Closing Date, the aggregate principal balance of Group 2 Mortgage Loans is expected to be approximately $431,180,600. Approximately 6.68% of the Group 2 Mortgage Loans are initially interest-only loans. The interest-only loans have a weighted average remaining IO term of 59 months. Approximately 31.97% of the Group 2 Mortgage Loans are 40-year Dual Amortization Loans.

For collateral statistics please see the “Collateral Summary” herein.

Group 1 Percentage:	With respect to the Group 1 Mortgage Loans and any Distribution Date, the quotient of (i) the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Group 2 Percentage:	With respect to the Group 2 Mortgage Loans and any Distribution Date, the quotient of (i) the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Due Period and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Prepayment Period:	With respect to any Distribution Date, (i) for principal prepayments in full (including as a result of a liquidation) the period beginning on the 16th day of the calendar month immediately preceding the month in which such Distribution Date occurs, or the Cut-off Date in the case of the first Distribution Date, and ending on the 15th day of the calendar month in which such Distribution Date occurs, and (ii) for principal prepayments in part, the calendar month preceding the calendar month in which such Distribution Date occurs. References to principal prepayments include any unscheduled receipts of principal with respect to a mortgage loan (including as a result of a liquidation).

Aggregate Stated Principal Balance:	With respect to the Mortgage Loans and any Distribution Date, the aggregate of the principal balances of the Mortgage Loans as of the Cut-off Date, minus (i) scheduled principal payments that have previously become due (to the extent received or advanced), (ii) unscheduled principal payments (including liquidation proceeds applied as principal) received prior to the end of the related Prepayment Period, and (iii) realized losses incurred prior to the end of the related Prepayment Period.

Optional Termination:	The majority holder of the Class R Certificates may direct the Servicer to call the transaction on any Distribution Date when the Aggregate Stated Principal Balance is less than or equal to 10% of the Aggregate Stated Principal Balance as of the Cut-off Date (the “Initial Purchase Date”). If such holder does not do so within 90 days of the Initial Purchase Date the Subservicer or the Servicer may purchase the Mortgage Loans and any REO properties thereby terminating the Trust.

Spread Increase:	If the majority holder of the Class R Certificates does not direct the Servicer to terminate the Trust on the Initial Purchase Date (and the Trust is not otherwise terminated by the Subservicer or Servicer, if such holder does not do so), then with respect to the next following Distribution Date and each succeeding Distribution Date thereafter, the margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase to 1.5x their initial margins.

Aggregate Servicing Fee Rate:	50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.

Certificate Interest Rate:	With respect to the Certificates, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such Class, (b) the applicable Net WAC Cap and (c) the applicable Net Maximum Mortgage Rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Accrued Certificate Interest:	With respect to any Distribution Date and each class of Certificates, the amount of interest accrued during the related Accrual Period on the related Certificate Balance as of the first day of the Accrual Period at the related Certificate Interest Rate. The Certificates will settle flat.

Interest Carry Forward Amount:	With respect to any Distribution Date and each class of Certificates, the sum of (i) the amount, if any, by which (a) the Accrued Certificate Interest for such Class as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Certificate Interest Rate for the most recently ended Accrual Period

Net Mortgage Rate:	For any Distribution Date with respect to each Mortgage Loan, the applicable mortgage interest rate as specified or described in the related mortgage note, less the Aggregate Servicing Fee Rate.

Group 1 Net WAC Cap:	With respect to any Distribution Date and the Class 1A Certificates, a per annum rate equal to (A) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 1 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date), less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 1 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 2 Net WAC Cap:	With respect to any Distribution Date and the Group 2A Certificates, a per annum rate equal to (A) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 2 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date), less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 2 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Subordinate Net WAC Cap:	With respect to any Distribution Date, the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap, weighted in each case based on the applicable Group Subordinate Amount for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Net Maximum Mortgage Rate:	For any Distribution Date with respect to each Mortgage Loan the applicable fixed or lifetime maximum mortgage interest rate as specified or described in the related mortgage note, less the Aggregate Servicing Fee Rate.

Group 1 Net Maximum Mortgage Rate:	With respect to any Distribution Date and the Class 1A Certificates, a per annum rate equal to (A) the weighted average of the Net Maximum Mortgage Rates for the Group 1 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 1 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 1 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 2 Net Maximum Mortgage Rate:	With respect to any Distribution Date and the Class 2A Certificates, a per annum rate equal to (A) the weighted average of the Net Maximum Mortgage Rates for Group 2 Mortgage Loans, weighted on the basis of the Aggregate Stated Principal Balances of the Group 2 Mortgage Loans as of the beginning of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) less (B) the annualized percentage equivalent of a fraction, (i) the numerator of which is any net swap payment (including any swap termination payment other than those triggered by a Swap Provider Trigger Event) made to the Swap Counterparty allocable to the Group 2 Mortgage Loans and (ii) the denominator of which is the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Subordinate Net Maximum Mortgage Rate:	With respect to any Distribution Date, the weighted average of the Group 1 Net Maximum Mortgage Rate and the Group 2 Net Maximum Mortgage Rate, weighted in each case based on the applicable Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:	With respect to either Loan Group and any Distribution Date, the excess of (i) the Aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Due Period (adjusted for principal prepayments distributed on the immediately preceding Distribution Date) over (ii) the aggregate Certificate Principal Balance of the Class A Certificates related to such Group immediately before such Distribution Date.

Basis Risk Shortfall:	For any class of Certificates on any Distribution Date where clause (b) of the definition of Certificate Interest Rate is less than the lesser of clauses (a) and (c) of such definition, the excess, if any, of (x) the

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

aggregate Accrued Certificate Interest thereon for such Distribution Date calculated pursuant to the lesser of clause (a) and (c) of such definition of Certificate Interest Rate over (y) Accrued Certificate Interest on such Class.

Basis Risk Shortfall Carry-Forward Amount:	For each class of Certificates and any Distribution Date, as determined separately for each such class of Certificates, an amount equal to the aggregate amount of Basis Risk Shortfall for such Certificates on such Distribution Date, plus any unpaid Basis Risk Shortfall for such class of Offered Certificates from prior Distribution Dates, plus interest thereon at the related Certificate Interest Rate (without regard to the applicable Net WAC Cap) for such Distribution Date, to the extent previously unreimbursed.

Basis Risk Shortfall Reserve Account:	On the closing date, approximately $210,000 will be deposited into an account maintained with the Trustee (the “Basis Risk Shortfall Reserve Account”). Amounts in the Basis Risk Shortfall Reserve Account will be available to reimburse any outstanding Basis Risk Shortfall Carryforward Amount outstanding on the Class M7, M8, M9, M10, B1 and B2 Certificates, after giving effect to all other distributions on each Distribution Date. Such reimbursements will be paid to the applicable Class M Certificates and then to the Class B Certificates in alphanumeric order. Amounts remaining on deposit after all distribution on any Distribution Date will be reinvested as directed by the holder of the Class C Certificates in investments maturing prior to the following Distribution Date. On the Distribution Date on which the Certificate Principal Balance of the Class B1 Certificates has been reduced to zero, any amounts remaining on deposit will be paid to the holder of the Class C Certificates.

Interest Funds:	For any Distribution Date, (A) the sum of (i) all interest received or advanced by the Securities Administrator in the related Due Period and available in the distribution account on that Distribution Date, (ii) all compensating interest paid with respect to Mortgage Loans that prepaid during the related Prepayment Period and (iii) the portion of any purchase price or other amount paid with respect to the Mortgage Loans allocable to interest; less (B) the sum of (i) any net swap payment payable to the Swap Provider and (ii) any amounts paid and reimbursed to the Master Servicer, the Servicer, the Subservicer, the Securities Administrator, and the Trustee, other than any unreimbursed extraordinary expenses payable out of Net Monthly Excess Cashflow on that Distribution Date.

Net Monthly Excess Cashflow:	For any Distribution Date, the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Interest Funds for such Distribution Date over (y) the sum of the aggregate Accrued Certificate Interest and Interest Carryforward Amount for the Certificates and, without duplication of amounts deducted pursuant to the definition of “Interest Funds,” amounts payable to the Servicer and the Master Servicer.

Principal Distribution Amount:	For any Distribution Date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Basic Principal Distribution Amount:	For any Distribution Date, the excess, if any, of (x) the Principal Remittance Amount for such Distribution Date, over (y) the Overcollateralization Release Amount.

Principal Remittance Amount:	With respect to any Distribution Date, will be the sum of (i) the principal portion of all monthly payments on the Mortgage Loans due during the related Due Period, to the extent received or advanced, on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period; and (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Master Servicer, the Securities Administrator, the Subservicer and the Servicer.

Extra Principal Distribution Amount:	For any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralized Amount on such Distribution Date (after taking into account distributions to the Certificates of the Basic Principal Distribution Amount on such Distribution Date).

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which the Overcollateralized Amount (assuming, for purposes of this definition only, that 100% of the Principal Remittance Amount is distributed as principal on the Certificates on such Distribution Date) exceeds the Overcollateralization Target Amount on such Distribution Date.

Overcollateralized Amount:	For any Distribution Date, the excess, if any, of the Aggregate Stated Principal Balance of the Mortgage Loans over the aggregate Certificate Principal Balance, after giving effect to the distribution of the Basic Principal Distribution Amount on such Distribution Date.

Realized Loss Amount:	For any Distribution Date, the excess of the aggregate Certificate Principal Balance of the Certificates (after giving effect to distributions on such Distribution Date) over the Aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled distributions of principal due prior to and during the related Due Period, to the extent received or advanced, unscheduled collections of principal received prior to and during the related Prepayment Period and any realized losses incurred on the Mortgage Loans prior to and during the related Prepayment Period). The Realized Loss Amount shall be allocated among and reduce the principal balances of the classes of Subordinate Certificates in reverse order of their seniority. Thus, for instance, the Realized Loss Amount for any Distribution Date will first be allocated

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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to the Class B2 Certificates and, to the extent the Realized Loss Amount for such Distribution Date exceeds the Certificate Principal Balance of the Class B2 Certificates, such Realized Loss Amount shall be allocated to the Class B1 Certificates, and so on. The aggregate amount of any such realized losses allocated to a class of certificates is referred to as the Applied Realized Loss Amount for such class.

Interest Rate Cap Agreement:	On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust will enter into an Interest Rate Cap Agreement for the benefit of the Certificates. Under the Interest Rate Cap Agreement, on each Distribution Date starting with the Distribution Date in August 2007 and ending with the Distribution Date in February 2011, the Issuing Entity will be entitled to receive payments equal to the product of (a) the Interest Rate Cap Agreement notional amount for that Distribution Date, (b) the excess of (i) 1-Month LIBOR for such determination date over (ii) 6.0%, and (c) the actual number of days in the related interest rate cap accrual period divided by 360.

Generally, payments under the Interest Rate Cap Agreement will be deposited into a Cap Account by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Trust will be distributed as described under Distribution of Swap and Cap Receipts. Shown below are the approximate notional amounts for the Interest Rate Cap Agreement.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Interest Rate Cap Agreement (Con’t):

Period	Notional Amount ($)	Period	Notional Amount ($)
1	—	32	25,314,504.13
2	—	33	22,597,713.82
3	—	34	20,055,757.90
4	—	35	17,679,024.50
5	—	36	15,458,764.07
6	—	37	13,387,106.03
7	—	38	20,418,983.26
8	—	39	23,699,961.57
9	—	40	22,362,366.44
10	—	41	21,131,054.02
11	—	42	20,001,429.50
12	—	43	18,967,576.86
13	2,048,773.80	44	18,024,590.42
14	4,097,547.60	45	17,166,486.63
15	6,146,321.40	46	16,388,099.15
16	8,195,095.20	47	15,684,640.29
17	10,243,868.99	48	15,051,570.84
18	12,292,642.80	49	14,484,588.15
19	14,341,416.60	50	13,979,637.63
20	16,390,190.39	51	13,532,858.01
21	18,438,964.19	52	13,140,560.63
22	20,487,738.00	53	12,721,175.48
23	22,536,511.79	54	12,220,032.89
24	24,585,285.59	55	11,772,231.70
25	28,638,246.12	56	—
26	32,221,781.16	57	—
27	35,327,335.34	58	—
28	38,039,985.59	59	—
29	34,624,477.98	60	—
30	31,318,167.37
31	28,215,840.51

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Interest Rate Swap Agreement:	On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust will enter into an Interest Rate Swap Agreement. Under the Swap Agreement, on each Distribution Date commencing in August 2006 the Supplemental Interest Trust will be obligated to pay an amount equal to a fixed rate of approximately 5.67% per annum on the swap notional amount to the Swap Provider based on a 30/360 day count convention, and the Supplemental Interest Trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider based on an actual/360 day count convention, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party (net swap payment).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. The Swap Account will be part of the Supplemental Interest Trust but not an asset of any REMIC.

Upon early termination of the Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to certificateholders.

In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Supplemental Interest Trust Trustee, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Swap Agreement) and distribute such Net Swap Payment as described under Distribution of Swap and Cap Receipts.

A “Defaulted Swap Termination Payment” means any payment required to be made by the Supplemental Interest Trust to the Swap Provider pursuant to the Swap Agreement as a result of an event of default under the Swap Agreement with respect to which the Swap Provider is the defaulting party or a termination event (including a downgrade termination event) under that agreement (other than illegality or a tax event) with respect to which the Swap Provider is the sole affected party (as defined in the Swap Agreement).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Shown below is the approximate swap notional schedule.

Period	Notional Amount ($)	Period	Notional Amount ($)
1	1,003,167,000.00	32	216,018,251.89
2	992,993,359.95	33	207,626,584.16
3	979,952,188.95	34	199,526,043.41
4	963,415,820.15	35	191,706,720.53
5	945,364,889.95	36	184,158,661.06
6	925,799,398.33	37	176,871,814.41
7	904,719,345.30	38	169,839,937.18
8	882,124,730.86	39	163,081,291.09
9	855,494,547.85	40	156,573,200.96
10	827,200,073.04	41	150,287,851.48
11	798,701,195.97	42	144,216,056.70
12	770,785,808.28	43	138,350,528.53
13	743,265,049.84	44	132,684,230.79
14	716,577,662.27	45	127,210,368.32
15	691,433,447.53	46	121,922,378.73
16	664,825,891.86	47	116,813,924.41
17	637,391,529.97	48	111,878,884.77
18	599,292,672.61	49	107,111,348.80
19	563,310,135.91	50	102,505,607.84
20	529,519,079.29	51	98,056,148.62
21	497,780,588.19	52	93,757,646.60
22	467,956,135.49	53	89,604,959.40
23	439,993,513.59	54	85,593,120.57
24	325,147,647.91	55	81,717,333.63
25	305,375,395.90	56	77,972,966.07
26	286,789,331.82	57	74,355,543.85
27	269,310,617.48	58	70,860,787.44
28	252,827,770.28	59	67,477,277.16
29	243,050,781.08
30	233,718,089.34
31	224,711,715.83

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Swap Provider Trigger Event:	An event of default under the Swap Agreement with respect to which the Swap Provider is a defaulting party or a termination event under the Swap Agreement with respect to which the Swap Provider is the sole affected party.

Credit Enhancement:	Credit enhancement will consist of the following:

(1) Excess interest

(2) Overcollateralization (0%, initially, building to a 2.80% target)

(3) Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates. The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each class of Class M Certificates will be senior to all other classes of Class M Certificates with a higher numerical designation. Each class of Class M Certificates will be senior to the Class B Certificates. The Class B1 Certificates will be senior to the Class B2 Certificates.

Overcollateralization Target Amount:	Prior to the Stepdown Date, 2.80% of the Aggregate Stated Principal Balance as of the Cut-off Date. On or after the Stepdown Date, 5.60% of the current Aggregate Stated Principal Balance, subject to a floor of 0.50% of the Aggregate Stated Principal Balance as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount will be the same as the Overcollateralization Target Amount on the preceding Distribution Date (i.e. no stepdown will occur).

Senior Enhancement Percentage:	With respect to any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal amount of the Subordinate Certificates and the overcollateralized amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the Aggregate Stated Principal Balance for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Series 2006-1

Trigger Event:	A Trigger Event will have occurred if the three-month rolling average of the 60+ day delinquency percentage for the three prior Due Periods equals or exceeds 37.47% of the Senior Enhancement Percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Aggregate Stated Principal Balance on the respective Distribution Date.

Distribution Date	Percentage
25 – 36	1.60% for the first month, plus an additional 1/12th of 1.95% for each month thereafter

37 – 48	3.55% for the first month, plus an additional 1/12th of 1.70% for each month thereafter

49 – 60	5.25% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

61 – 72	6.75% for the first month, plus an additional 1/12th of 0.75% for each month thereafter

73+	7.50%

Stepdown Date:	The earlier to occur of (a) the first Distribution Date on which the aggregate Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (1) the Distribution Date in August 2009, and (2) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 42.70%.

Senior Principal Distribution Amount:	For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (i) the Basic Principal Distribution Amount and (ii) the amount by which the aggregate Certificate Principal Balance of the Class A Certificates exceeds the Senior Target Amount.

Senior Target Amount:	For any Distribution Date, the lesser of (a) the product of (i) 57.30% and (ii) the Aggregate Stated Principal Balance of the Mortgage Loans and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans exceeds (ii) 0.50% of the Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Subsequent Recoveries:	Any Liquidation Proceeds (net of amounts owed to the Servicer or Master Servicer with respect to the related Mortgage Loan) received after the final liquidation of a Mortgage Loan.

Liquidation Proceeds:	The amount (other than insurance proceeds, amounts received in respect of the rental of any REO property prior to REO disposition, or required to be released to a mortgagor or a senior lienholder in accordance) received by the Servicer or Subservicer in connection with (i) the taking of all or a part of a mortgaged property by exercise of the power of eminent domain or condemnation (other than amounts required to be released to the mortgagor or a senior lienholder), (ii) the liquidation of a defaulted mortgage loan through a sale by the Servicer or Subservicer, trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a mortgage loan or an REO property.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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Certificate Principal Balance:	With respect to each Class A, Class M, or Class B Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, increased by any Subsequent Recoveries allocated thereto, minus all distributions allocable to principal made thereon and Applied Realized Losses allocated thereto, if any, on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof).

Interest Priority of Payments:

(A)	On each Distribution Date, the Interest Funds for Group 1 for such date will be paid in the following order of priority:

i)	to the Swap Counterparty, to the extent not previously paid, the Group 1 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

ii)	to the Swap Counterparty, to the extent not previously paid from the collection account (after giving effect to the payment of the Interest Funds for Group 2), the unpaid Group 2 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

iii)	pro-rata, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date;

iv)	pro-rata, to the Class 2A-1 and Class 2-A2 Certificates (after giving effect to the payment of the Interest Funds for Group 2), the unpaid Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date; and

v)	for application pursuant to clause (C) below, any Interest Funds for Group 1 remaining undistributed for such Distribution Date.

(B)	On each Distribution Date, the Interest Funds for Group 2 for such date will be paid in the following order of priority:

i)	to the Swap Counterparty, to the extent not previously paid, the Group 2 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

ii)	to the Swap Counterparty, to the extent not previously paid from the collection account (after giving effect to the payment of the Interest Funds for Group 1), the unpaid Group 1 Percentage of any net swap payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

iii)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates, Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date;

iv)	pro-rata, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, (after giving effect to the payment of the Interest Funds for Group 1), the unpaid Accrued Certificate Interest thereon and any Interest Carryforward Amount for such Distribution Date; and

v)	for application pursuant to clause (C) below, any Interest Funds for Group 2 remaining undistributed for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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(C)	On each Distribution Date, the aggregate of any remaining Interest Funds for Group 1 and Group 2 from clauses (A)(v) and (B)(v) above, respectively, will be paid in the following order of priority:

i)	sequentially, to pay Accrued Certificate Interest and any Interest Carryforward Amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1, and Class B2 Certificates;

ii)	to any party to the transaction documents, previously unreimbursed extraordinary costs, liabilities and expenses, in excess of any cap on the amounts for which such parties were allowed to reimburse themselves pursuant to the pooling and servicing agreement;

iii)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under “Overcollateralization Provisions.”

Principal Priority of Payments:

On each Distribution Date, the principal received or advanced will be distributed in the following order of priority, in each case, to the extent of funds remaining:

A.	Prior to the Stepdown Date, or if a Trigger Event is in effect:

1)	Group 1 Principal Payment Priority. The Principal Remittance Amount attributable to the Group 1 Mortgage Loans, as follows:

(A)	to the Swap Counterparty, to the extent not previously paid from Interest Funds, the Group 1 Percentage of any net swap payment or swap termination payment and with respect to the Group 2 Mortgage Loans, the Group 2 Percentage of any net swap payment or swap termination payment (to the extent not paid from Interest Funds or the Principal Remittance Amount attributable to the Group 2 Mortgage Loans), owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

(B)	sequentially, to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; provided, however, that if the aggregate of the Certificate Balances of the Class M and Class B Certificates has been reduced to zero, principal will be distributed pro rata on the Class 1A Certificates (this entire clause (B), the “Class 1A Principal Payment Priority”);

(C)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates (after giving effect to the distribution of the Principal Remittance Amount attributable to the Group 2 Mortgage Loans), until the Class Certificate Balance of each such class has been reduced to zero;

2)	Group 2 Principal Payment Priority: The Principal Remittance Amount attributable to the Group 2 Mortgage Loans, as follows:

(A)	to the Swap Counterparty, to the extent not previously paid from Interest Funds, the Group 2 Percentage of any net swap payment or swap termination payment and with respect to the Group 1 Mortgage Loans, the Group 1 Percentage of any net swap payment or swap termination payment (to the extent not paid from Interest Funds or the Principal Remittance Amount attributable to the Group 1 Mortgage Loans), owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement;

(B)	pro-rata, to the Class 2A-1 and Class 2A-2 Certificates, until the Certificate Principal Balance of each such class has been reduced to zero;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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(C)	to the Class 1A Certificates (after giving effect to the Principal Remittance Amount attributable to the Group 1 Mortgage Loans), in accordance with the Class 1A Principal Payment Priority, until the Certificate Principal Balance of each such class has been reduced to zero;

3)	The remaining Principal Remittance Amount as follows:

(A)	sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

(B)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under Overcollateralization Provisions.

B.	On or after the Stepdown Date, if no Trigger Event is in effect, the Basic Principal Distribution Amount, as follows:

1)	to the Swap Counterparty, to the extent not previously paid from Interest Funds any net swap payment or swap termination owed to the Swap Counterparty pursuant to the Swap Agreement in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Agreement

2)	to the Class 1A Certificates, in accordance with the Class 1A Principal Payment Priority, (from the Basic Principal Distribution Amount attributable to the Group 1 Mortgage Loans, except as provided below) and to the Class 2A-1 and Class 2A-2 Certificates, pro rata (from the Basic Principal Distribution Amount attributable to the Group 2 Mortgage Loans, except as provided below), in each case, an amount equal to the lesser of (x) the Basic Principal Distribution Amount attributable to the related group of Mortgage Loans for such Distribution Date and (y) the related Group Percentage of the Senior Principal Distribution Amount, until the Certificate Principal Balance of each such class or classes has been reduced to zero; provided, however, to the extent that the Basic Principal Distribution Amount attributable to a group of Mortgage Loans exceeds the related Group Percentage of the Senior Principal Distribution Amount, such excess shall be applied to the class or classes of Class A Certificates primarily related to the other group of Mortgage Loans (in accordance with the Class 1A Principal Payment Priority with respect to the Class 1A Certificates and pro rata with respect to the Class 2A Certificates), but in an amount not to exceed the Senior Principal Distribution Amount for such Distribution Date (as limited by clauses (x) and (y) of this clause (2) on such Distribution Date);

3)	to the Class M1 Certificates, until they reach a 35.40% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

4)	to the Class M2 Certificates, until they reach a 28.70% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

5)	to the Class M3 Certificates, until they reach a 24.70% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

6)	to the Class M4 Certificates, until they reach a 21.10% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

7)	to the Class M5 Certificates, until they reach a 17.80% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

8)	to the Class M6 Certificates, until they reach a 14.70% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

9)	to the Class M7 Certificates, until they reach a 11.80% Target Credit Enhancement Percentage (based on 2x the Class M7 Initial Target Credit Enhancement Percentage);

10)	to the Class M8 Certificates, until they reach a 9.30% Target Credit Enhancement Percentage (based on 2x the Class M8 Initial Target Credit Enhancement Percentage);

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

11)	to the Class M9 Certificates, until they reach a 8.00% Target Credit Enhancement Percentage (based on 2x the Class M9 Initial Target Credit Enhancement Percentage);

12)	to the Class M10 Certificates, until they reach a 5.60% Target Credit Enhancement Percentage (based on 2x the Class M10 Initial Target Credit Enhancement Percentage);

13)	to the Class B1 Certificates, until they reach a 3.80% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

14)	to the Class B2 Certificates; and

15)	for application as part of Net Monthly Excess Cashflow for such Distribution Date, to be allocated as described under “Overcollateralization Provisions.”

Class B Principal Priority of Payments:	Prepayment premiums collected in any Prepayment Period will be applied first to reduce the Class Certificate Balance of Class B2, then to reduce the balance of Class B1, and then will be paid to the Class P certificates which are not offered hereby. Additionally, Net Monthly Excess Cashflow will be used to pay principal on the Class B Certificates as described in the Overcollateralization Provisions.

Overcollateralization Provisions:	With respect to any Distribution Date, any Net Monthly Excess Cashflow in respect of the Mortgage Loans in each Group shall be paid as follows:

(1) to the Class B2 Certificates until their principal balance has been reduced to zero, and thereafter to the Class B1 Certificates until their principal balance has been reduced to zero, and thereafter to the Class A and Class M Certificates, an amount equal to any Extra Principal Distribution Amount, distributable as part of the Principal Distribution Amount in the same manner and order of priority as described under Principal Priority of Payments above;

(2) sequentially, to the Class M Certificates, in the order of their numerical designations, to reimburse Applied Realized Loss Amounts for such class;

(3) sequentially, to the Class B Certificates, in the order of their numerical designations, to reimburse Applied Realized Loss Amounts for such class;

(4) concurrently on a pro rata basis, based on the amount of any Basis Risk Shortfall Carry-Forward Amounts, to the Class A Certificates, in an amount equal to any Basis Risk Shortfall Carry-Forward Amount for such Class or Classes;

(5) sequentially, to the Class M Certificates, in the order of their numerical designations, to reimburse their respective Basis Risk Shortfall Carry-Forward Amounts;

(6) sequentially, to the Class B Certificates, in the order of their numerical designations, to reimburse their respective Basis Risk Shortfall Carry-Forward Amounts;

(7) to fund any unpaid Swap Termination Payment payable by the Trust

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

to the Swap Counterparty (including any amount remaining unpaid from prior Distribution Dates) (only if the Swap Counterparty is the defaulting party or the sole affected party (each as defined in the Swap Agreement)); and

(8) to the holders of the Class C Certificate as provided in the Pooling and Servicing Agreement.

Distribution of Swap and Cap Receipts:	On any Distribution Date and after all distributions made as described under “Interest Priority of Distributions” and “Principal Priority of Distributions” above, funds in the Supplemental Interest Trust with respect to the Swap Agreement and the Interest Rate Cap Agreement will be distributed in the following order of priority:

(1) to the Swap Provider, all net swap payments, if any, owed to the Swap Provider for such Distribution Date;

(2) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

(3) to distribute any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Senior Certificates, pro rata, and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class M Certificates, sequentially in alphanumeric order and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class B Certificates sequentially in alphanumeric order;

(4) to the Class B2 Certificates until their principal balance has been reduced to zero, and thereafter to the Class B1 Certificates until their principal balance has been reduced to zero, and thereafter to the Class A Certificates and Class M Certificates, in the same manner and order of priority as described under Principal Priority of Payments above, an amount equal to the amount needed to maintain the Overcollateralized Amount at the highest Overcollateralized Amount as of any preceding Distribution Date.

(5) to distribute to the Class M Certificates sequentially in alphanumeric order any Applied Realized Loss Amount for any such class;

(6) to distribute to the Class B Certificates sequentially in alphanumeric order any Applied Realized Loss Amount for any such class;

(7) to distribute concurrently in proportion of their respective Basis Risk Shortfall Carry-Forward Amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any remaining Basis Risk Shortfall Carry-Forward Amounts;

(8) to distribute to the Class M Certificates sequentially in alphanumeric order any remaining Basis Risk Shortfall Carry-Forward Amounts;

(9) to distribute to the Class B Certificates sequentially in alphanumeric order any remaining Basis Risk Shortfall Carry-Forward Amounts;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

(10) to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

(11) to the holders of the Class C Certificates, any remaining amounts.

With respect to each Distribution Date, the sum of all amounts distributed pursuant to clauses (4) and (5) and (6) above shall not exceed the amount of cumulative Realized Losses incurred on the Mortgage Loans.

Initial Target Credit

Enhancement (% of

Initial Collateral Balance):

Class A Certificates	21.35%
Class M1 Certificates	17.70%
Class M2 Certificates	14.35%
Class M3 Certificates	12.35%
Class M4 Certificates	10.55%
Class M5 Certificates	8.90%
Class M6 Certificates	7.35%
Class M7 Certificates	5.90%
Class M8 Certificates	4.65%
Class M9 Certificates	4.00%
Class M10 Certificates	2.80%
Class B1 Certificates	1.90%
Class B2 Certificates	0.00%

Target Credit Enhancement

Percentage On or After Stepdown

Date (% of Current Collateral

Balance):

Class A Certificates	42.70%
Class M1 Certificates	35.40%
Class M2 Certificates	28.70%
Class M3 Certificates	24.70%
Class M4 Certificates	21.10%
Class M5 Certificates	17.80%
Class M6 Certificates	14.70%
Class M7 Certificates	11.80%
Class M8 Certificates	9.30%
Class M9 Certificates	8.00%
Class M10 Certificates	5.60%
Class B1 Certificates	3.80%
Class B2 Certificates	0.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

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People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Net WAC Cap Schedule (1)

PERIOD	GRP 1 EFFECTIVE RATE (2) (%)	PERIOD	GRP 1 EFFECTIVE RATE (2) (%)	PERIOD	GRP 2 EFFECTIVE RATE (2) (%)	PERIOD	GRP 2 EFFECTIVE RATE (2) (%)
1	28.58%	37	19.67%	1	28.88%	37	19.32%
2	21.81%	38	19.97%	2	21.97%	38	19.62%
3	21.81%	39	20.35%	3	21.97%	39	19.99%
4	21.65%	40	19.99%	4	21.81%	40	19.64%
5	21.63%	41	20.18%	5	21.79%	41	19.79%
6	21.47%	42	20.52%	6	21.63%	42	20.04%
7	21.39%	43	20.43%	7	21.54%	43	19.94%
8	21.52%	44	21.27%	8	21.70%	44	20.72%
9	21.17%	45	20.25%	9	21.33%	45	19.75%
10	21.11%	46	20.44%	10	21.28%	46	19.92%
11	20.92%	47	20.06%	11	21.08%	47	19.55%
12	20.90%	48	20.47%	12	21.07%	48	19.88%
13	20.77%	49	20.08%	13	20.92%	49	19.50%
14	20.70%	50	19.99%	14	20.86%	50	19.40%
15	20.73%	51	20.19%	15	20.90%	51	19.58%
16	20.56%	52	19.80%	16	20.72%	52	19.20%
17	20.52%	53	20.00%	17	20.68%	53	19.38%
18	20.07%	54	19.80%	18	20.23%	54	19.13%
19	19.72%	55	19.69%	19	19.88%	55	19.01%
20	19.58%	56	19.63%	20	19.75%	56	18.88%
21	19.06%	57	18.52%	21	19.22%	57	17.83%
22	18.86%	58	18.71%	22	19.02%	58	18.01%
23	18.94%	59	18.28%	23	19.04%	59	17.60%
24	18.70%	60	12.32%	24	18.64%	60	11.64%
25	18.71%	61	11.92%	25	18.62%	61	11.26%
26	18.93%	62	11.92%	26	18.84%	62	11.25%
27	19.31%	63	12.30%	27	19.21%	63	11.61%
28	19.18%	64	11.89%	28	19.08%	64	11.22%
29	19.36%	65	12.28%	29	19.23%	65	11.58%
30	19.64%	66	11.92%	30	19.43%	66	11.24%
31	19.51%	67	11.91%	31	19.30%	67	11.22%
32	20.11%	68	12.72%	32	19.87%	68	11.98%
33	19.26%	69	11.89%	33	19.04%	69	11.19%
34	19.35%	70	12.27%	34	19.12%	70	11.55%
35	19.01%	71	11.86%	35	18.77%	71	11.17%
36	20.05%	72	12.26%	36	19.70%	72	11.55%

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and the Mortgage Loans prepay at 100% of the Pricing Speed.
(2)	The effective Net WAC Cap rate (“Effective Rate”) is a per annum rate equal to the product of (i) 360 divided by the actual number of days in the Accrual Period for the Certificates and (ii) the quotient of (A) the amount of interest accrued on the Mortgage Loans in the related Due Period at their applicable Net Mortgage Rates, plus any payments received under the Interest Rate Cap Agreement, plus any net swap receipts, less any net swap payments, divided by (B) the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

25

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Net WAC Cap Schedule (1)

PERIOD	SUB EFFECTIVE AFC (2) (%)	PERIOD	SUB EFFECTIVE AFC (2) (%)
1	28.71%	37	19.52%
2	21.88%	38	19.82%
3	21.88%	39	20.19%
4	21.72%	40	19.84%
5	21.70%	41	20.01%
6	21.54%	42	20.31%
7	21.45%	43	20.22%
8	21.60%	44	21.04%
9	21.24%	45	20.04%
10	21.18%	46	20.22%
11	20.99%	47	19.84%
12	20.97%	48	20.22%
13	20.83%	49	19.83%
14	20.77%	50	19.74%
15	20.80%	51	19.93%
16	20.63%	52	19.54%
17	20.59%	53	19.74%
18	20.14%	54	19.51%
19	19.79%	55	19.40%
20	19.66%	56	19.31%
21	19.13%	57	18.23%
22	18.93%	58	18.42%
23	18.98%	59	18.00%
24	18.68%	60	12.04%
25	18.67%	61	11.64%
26	18.90%	62	11.64%
27	19.27%	63	12.01%
28	19.13%	64	11.61%
29	19.31%	65	11.99%
30	19.55%	66	11.63%
31	19.42%	67	11.62%
32	20.00%	68	12.41%
33	19.16%	69	11.60%
34	19.25%	70	11.97%
35	18.91%	71	11.58%
36	19.90%	72	11.97%

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and the Mortgage Loans prepay at 100% of the Pricing Speed.
(2)	The effective Net WAC Cap rate (“Effective Rate”) is a per annum rate equal to the product of (i) 360 divided by the actual number of days in the Accrual Period for the Certificates and (ii) the quotient of (A) the amount of interest accrued on the Mortgage Loans in the related Due Period at their applicable Net Mortgage Rates, plus any payments received under the Interest Rate Cap Agreement, plus any net swap receipts, less any net swap payments, divided by (B) the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

26

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class 1A-1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	15.32	1.53	1.18	0.96	0.82	0.71
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	263	33	24	21	18	15

Class 1A-1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	15.32	1.53	1.18	0.96	0.82	0.71
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	263	33	24	21	18	15

Class 1A-2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.25	4.02	2.59	2.00	1.76	1.55
Principal Lockout (months)	262	32	23	20	17	14
Principal Window (months)	60	42	25	8	7	8

Class 1A-2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.25	4.02	2.59	2.00	1.76	1.55
Principal Lockout (months)	262	32	23	20	17	14
Principal Window (months)	60	42	25	8	7	8

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

27

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class 1A-3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.94	8.26	5.33	3.00	2.13	1.90
Principal Lockout (months)	321	73	47	27	23	21
Principal Window (months)	27	60	40	35	5	3

Class 1A-3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.94	8.26	5.33	3.00	2.13	1.90
Principal Lockout (months)	321	73	47	27	23	21
Principal Window (months)	27	60	40	35	5	3

Class 1A-4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.25	12.41	8.13	5.82	2.57	2.07
Principal Lockout (months)	347	132	86	61	27	23
Principal Window (months)	5	20	14	11	8	3

Class 1A-4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.55	15.33	10.25	7.30	2.57	2.07
Principal Lockout (months)	347	132	86	61	27	23
Principal Window (months)	13	160	120	90	8	3

Certificate: 100% of the Pricing Speed is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

28

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class 2A-1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	20.70	4.33	2.91	2.08	1.46	1.26
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	352	152	100	72	36	27

Class 2A-1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	20.72	4.70	3.21	2.32	1.46	1.26
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	360	305	224	171	36	27

Class 2A-2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	20.70	4.33	2.91	2.08	1.46	1.26
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	352	152	100	72	36	27

Class 2A-2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	20.72	4.70	3.21	2.32	1.46	1.26
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	360	305	224	171	36	27

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

29

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.46	4.75	4.54	3.38
Principal Lockout (months)	289	46	39	48	54	40
Principal Window (months)	63	106	61	24	1	1

Class M1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.05	6.07	5.21	7.45	5.76
Principal Lockout (months)	289	46	39	48	67	50
Principal Window (months)	71	223	149	93	65	55

Class M2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.44	4.50	4.54	3.38
Principal Lockout (months)	289	46	38	44	53	39
Principal Window (months)	63	106	62	28	2	2

Class M2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.03	6.03	4.95	5.23	3.93
Principal Lockout (months)	289	46	38	44	53	39
Principal Window (months)	71	214	142	91	51	42

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

30

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.43	4.38	4.32	3.20
Principal Lockout (months)	289	46	38	42	48	35
Principal Window (months)	63	106	62	30	7	6

Class M3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	9.00	6.01	4.81	4.64	3.46
Principal Lockout (months)	289	46	38	42	48	35
Principal Window (months)	71	203	137	86	50	41

Class M4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.31	4.07	2.99
Principal Lockout (months)	289	46	37	41	45	33
Principal Window (months)	63	106	63	31	10	8

Class M4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.98	5.97	4.72	4.37	3.24
Principal Lockout (months)	289	46	37	41	45	33
Principal Window (months)	71	196	131	82	49	40

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

31

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.26	3.90	2.86
Principal Lockout (months)	289	46	37	40	43	31
Principal Window (months)	63	106	63	32	12	10

Class M5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.94	5.94	4.65	4.19	3.09
Principal Lockout (months)	289	46	37	40	43	31
Principal Window (months)	70	187	125	78	47	39

Class M6 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.42	4.22	3.78	2.76
Principal Lockout (months)	289	46	37	39	41	29
Principal Window (months)	63	106	63	33	14	12

Class M6 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.46	8.89	5.91	4.58	4.04	2.97
Principal Lockout (months)	289	46	37	39	41	29
Principal Window (months)	70	178	117	73	44	37

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

32

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M7 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.19	3.68	2.68
Principal Lockout (months)	289	46	36	38	39	28
Principal Window (months)	63	106	64	34	16	13

Class M7 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.45	8.82	5.85	4.51	3.92	2.87
Principal Lockout (months)	289	46	36	38	39	28
Principal Window (months)	69	167	110	68	42	34

Class M8 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.17	3.61	2.62
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	63	106	64	35	17	14

Class M8 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.45	8.73	5.77	4.44	3.80	2.78
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	68	154	100	62	37	30

Certificate: 100% of the Pricing Speed is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

33

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class M9 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.14	3.57	2.59
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	63	106	64	35	17	14

Class M9 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.44	8.63	5.70	4.35	3.72	2.71
Principal Lockout (months)	289	46	36	37	38	27
Principal Window (months)	67	140	90	54	31	25

Class M10 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.39	8.24	5.41	4.14	3.52	2.57
Principal Lockout (months)	289	46	36	37	37	26
Principal Window (months)	63	106	64	35	18	15

Class M10 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	27.42	8.49	5.58	4.27	3.60	2.64
Principal Lockout (months)	289	46	36	37	37	26
Principal Window (months)	66	134	84	49	28	23

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

34

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Prepayment Sensitivity Tables

Class B1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	1.16	1.10	1.07	1.04	1.01	0.98
Principal Lockout (months)	11	10	10	9	9	9
Principal Window (months)	6	6	6	7	6	6

Class B1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	1.16	1.10	1.07	1.04	1.01	0.98
Principal Lockout (months)	11	10	10	9	9	9
Principal Window (months)	6	6	6	7	6	6

Certificate: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

35

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Excess Spread

Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Fwd LIBOR) (%)	Fwd LIBOR (1-Month LIBOR)	Fwd LIBOR (6-Month LIBOR)	Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Fwd LIBOR) (%)	Fwd LIBOR (1-Month LIBOR)	Fwd LIBOR (6-Month LIBOR)
1	8.41	8.41	5.38	5.54	41	4.69	4.61	5.39	5.48
2	1.67	1.67	5.47	5.57	42	4.57	4.52	5.40	5.48
3	1.75	1.75	5.50	5.57	43	4.57	4.51	5.41	5.49
4	1.69	1.69	5.50	5.57	44	5.34	5.28	5.42	5.50
5	1.77	1.77	5.50	5.56	45	4.57	4.51	5.43	5.51
6	1.72	1.72	5.55	5.55	46	4.81	4.74	5.44	5.52
7	1.73	1.73	5.50	5.52	47	4.56	4.49	5.44	5.53
8	1.98	1.97	5.49	5.50	48	4.83	4.79	5.45	5.54
9	1.76	1.76	5.48	5.48	49	4.59	4.54	5.46	5.56
10	1.85	1.85	5.46	5.45	50	4.58	4.53	5.48	5.57
11	1.79	1.79	5.43	5.42	51	4.83	4.77	5.49	5.57
12	1.89	1.88	5.40	5.40	52	4.58	4.51	5.50	5.58
13	1.83	1.82	5.37	5.38	53	4.82	4.75	5.51	5.59
14	1.84	1.84	5.35	5.36	54	4.58	4.54	5.52	5.59
15	1.94	1.94	5.32	5.34	55	4.58	4.53	5.52	5.59
16	1.88	1.88	5.30	5.33	56	5.38	5.34	5.53	5.59
17	1.97	1.98	5.28	5.33	57	4.56	4.52	5.53	5.59
18	1.89	1.90	5.30	5.32	58	4.81	4.76	5.53	5.59
19	1.89	1.91	5.26	5.32	59	4.55	4.51	5.53	5.59
20	2.11	2.13	5.25	5.32	60	5.01	4.91	5.52	5.59
21	1.90	1.92	5.26	5.32	61	4.67	4.57	5.52	5.59
22	2.02	2.04	5.26	5.32	62	4.67	4.56	5.52	5.59
23	1.95	1.98	5.26	5.33	63	5.00	4.89	5.53	5.59
24	3.88	3.92	5.27	5.33	64	4.65	4.55	5.53	5.60
25	3.69	3.73	5.27	5.33	65	4.98	4.88	5.53	5.60
26	3.73	3.76	5.27	5.34	66	4.66	4.56	5.53	5.60
27	3.92	3.96	5.26	5.34	67	4.66	4.55	5.53	5.60
28	3.72	3.76	5.27	5.35	68	5.35	5.24	5.53	5.60
29	3.93	3.96	5.28	5.36	69	4.65	4.53	5.54	5.61
30	4.14	4.08	5.29	5.37	70	4.98	4.86	5.54	5.61
31	4.14	4.08	5.30	5.38	71	4.63	4.51	5.54	5.61
32	4.84	4.77	5.31	5.39	72	4.96	4.86	5.54	5.61
33	4.16	4.09	5.32	5.40
34	4.37	4.30	5.33	5.41
35	4.16	4.09	5.34	5.42
36	4.79	4.73	5.35	5.43
37	4.57	4.51	5.35	5.44
38	4.40	4.33	5.36	5.45
39	4.66	4.59	5.37	5.46
40	4.45	4.37	5.38	5.47

•	Assumes Pricing Speed on page one, no losses.
•	Static LIBOR: 1-month LIBOR equals 5.38% and 6-month LIBOR equals 5.54%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

36

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

Breakeven CDR Table

The table below describes the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that results in the first dollar of principal deficiency to the referenced Class. Calculations are run to maturity at forward 1-month and 6-month LIBOR. Other assumptions incorporated include the following: (1) 100% of the Pricing Speed, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown), (5) all delinquent principal and interest payments are advanced until liquidation of the defaulted loan, (6) 95% of all prepayment premium due are received.

	CDR Break %	Cumulative Loss %	WAL
Class M1	28.56	20.57	6.11
Class M2	22.54	17.55	6.97
Class M3	19.46	15.82	8.27
Class M4	16.88	14.24	8.91
Class M5	14.67	12.80	9.50
Class M6	12.69	11.42	10.06
Class M7	10.86	10.07	10.59
Class M8	9.34	8.88	11.28
Class M9	8.51	8.21	12.89
Class M10	7.33	7.22	11.89
Class B1	24.48	18.58	1.07
Class B2	N/A*	N/A*	N/A*

*	Under the assumptions described above, the Class B2 Certificates are paid off under any default rate scenario.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

37

People’s Financial Realty Mortgage Securities Trust
Series 2006-1

FOR ADDITIONAL INFORMATION PLEASE CALL:

LEHMAN BROTHERS INC.

RESIDENTIAL MORTGAGE FINANCE
Diane Rinnovatore	(212) 526-5460
Matt Lewis	(212) 526-7447
Chris Mellia	(212) 526-5754

MBS Structuring
Sei-Hyong Park	(212) 526-0203
Manoj Gupta	(212) 526-1453

SYNDICATE
Dan Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519
Patrick Quinn	(212) 526-9519

TRADING
Alar Randmere	(212) 526-8315
David Wong	(212) 526-8315

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

38

LEHMAN BROTHERS Structured Finance Group	LEHMAN BROTHERS	July 26th, 2006

New Issue Computational Materials

(Part II of II)

$[984,107,000] (Approximate)

People’s Financial Realty Mortgage Securities Trust, Series 2006-1

Issuing Entity

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Financial Corporation.

Sponsor

People’s Choice Home Loan Inc.

Seller

July 26, 2006

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral Summary: Aggregate

Total Number of Loans	4,456
Total Outstanding Loan Balance	$1,003,167,728
Average Loan Balance	$225,127
Fixed Rate	15.08%
Adjustable Rate	84.92%
Prepayment Penalty Coverage	73.60%
Weighted Average Coupon	8.169%
Weighted Average Margin*	6.284%
Weighted Average Initial Periodic Cap*	2.865%
Weighted Average Periodic Cap*	1.000%
Weighted Average Maximum Rate*	14.136%
Weighted Average Floor*	8.002%
Weighted Average Original Term (mo.)	355
Weighted Average Remaining Term (mo.)	355
Weighted Average CLTV	82.27%
Weighted Average FICO	650

Top Product Types
2/28 ARM	31.36%
2/28 ARM Interest Only	8.84%
2/28 ARM 40-yr Dual Amort (see p7 of Part 1)	24.98%
2/28 ARM 40/30 Balloon	1.79%
2/28 ARM 50/30 Balloon	0.14%
3/27 ARM	5.39%
3/27 ARM Interest Only	2.61%
3/27 ARM 40-yr Dual Amort	5.45%
3/27 ARM 40/30 Balloon	0.47%
5/25 ARM	0.42%
5/25 ARM 40-yr Dual Amort	3.28%
5/25 ARM 40/30 Balloon	0.17%
5/25 ARM 50/30 Balloon	0.02%
Fixed Rate 30/15 Balloon	2.31%
Fixed Rate 40/30 Balloon	0.16%
Fixed Rate 50/30 Balloon	0.09%
Fixed Rate Fully Amortizing	12.52%

Prepayment Penalty (years)
None	26.40%
6 Months	0.03%
1 Year	6.41%
2 Years	46.94%
3 Years	20.22%

Loans with Piggyback Seconds	46.55%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
CA	31.81%
FL	15.35%
NY	9.49%
IL	7.12%
MI	5.44%

Largest Zip Code Concentration
92703 Santa Ana, CA	0.40%

Occupancy Status
Primary Home	93.00%
Second Home	1.43%
Investment	5.58%

Loan Purpose
Purchase	53.64%
Cashout Refinance	44.26%
Rate/Term Refinance	2.10%

Lien Position
First Lien	94.71%
Second Lien	5.29%

Interest Only Period
60 Months	11.45%
None	88.55%

Documentation Type
Full	28.23%
Stated	60.45%
12 Month Bank Statement	8.88%
Limited	2.43%

*	Excludes the fixed rate loans.
**	CLTV in the Collateral Summary above and Weighted Average Original CLTV in the following Collateral Characteristics refer to original LTV for first lien loans and CLTV for second lien loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Scheduled Principal Balances

Current Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
0.01 - 50,000.00	264	$9,506,190.32	0.95%	$36,008.30	11.833%	98.74%	645
50,000.01 - 100,000.00	709	54,648,776.22	5.45	77,078.67	10.124	88.49	644
100,000.01 - 150,000.00	760	94,903,075.35	9.46	124,872.47	8.684	81.69	638
150,000.01 - 200,000.00	598	104,836,397.21	10.45	175,311.70	8.158	80.52	641
200,000.01 - 250,000.00	519	116,784,709.51	11.64	225,018.71	7.931	81.02	643
250,000.01 - 300,000.00	437	119,479,568.22	11.91	273,408.62	7.841	80.45	646
300,000.01 - 350,000.00	322	104,530,665.66	10.42	324,629.40	7.848	81.63	653
350,000.01 - 400,000.00	258	96,817,328.92	9.65	375,260.96	7.799	82.44	655
400,000.01 - 450,000.00	209	88,857,664.11	8.86	425,156.29	7.901	82.75	657
450,000.01 - 500,000.00	138	65,629,835.23	6.54	475,578.52	7.919	82.42	664
500,000.01 - 550,000.00	81	42,498,520.32	4.24	524,673.09	8.031	83.36	645
550,000.01 - 600,000.00	65	37,559,709.41	3.74	577,841.68	7.943	83.86	675
600,000.01 - 650,000.00	36	22,419,688.68	2.23	622,769.13	8.190	81.87	653
650,000.01 - 700,000.00	21	14,215,731.64	1.42	676,939.60	8.137	83.56	666
700,000.01 - 750,000.00	17	12,272,543.43	1.22	721,914.32	8.381	81.01	651
750,000.01 - 800,000.00	9	7,019,718.84	0.70	779,968.76	8.171	84.51	664
800,000.01 - 850,000.00	7	5,763,887.68	0.57	823,412.53	7.782	82.14	674
850,000.01 - 900,000.00	3	2,595,599.20	0.26	865,199.73	8.171	77.15	614
900,000.01 - 950,000.00	2	1,870,211.59	0.19	935,105.80	8.524	82.57	678
950,000.01 - 1,000,000.00	1	957,907.28	0.10	957,907.28	8.40	87.14	673

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	$14,000.00
Maximum:	$957,907.28
Average:	$225,127.41

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Mortgage Rates

Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.751 - 6.000	2	$665,000.00	0.07%	$332,500.00	6.000%	58.63%	699
6.001 - 6.250	22	6,669,758.16	0.66	303,170.83	6.201	77.28	675
6.251 - 6.500	71	23,133,256.43	2.31	325,820.51	6.438	77.73	684
6.501 - 6.750	89	29,396,326.20	2.93	330,295.80	6.694	78.97	674
6.751 - 7.000	265	76,469,358.37	7.62	288,563.62	6.938	78.02	663
7.001 - 7.250	278	73,810,312.16	7.36	265,504.72	7.186	79.34	657
7.251 - 7.500	443	115,720,327.01	11.54	261,219.70	7.434	80.01	649
7.501 - 7.750	455	122,187,567.54	12.18	268,544.10	7.668	81.47	655
7.751 - 8.000	558	137,200,101.90	13.68	245,878.32	7.937	80.45	648
8.001 - 8.250	300	75,823,244.48	7.56	252,744.15	8.168	81.71	643
8.251 - 8.500	304	74,106,141.09	7.39	243,770.20	8.415	81.32	641
8.501 - 8.750	225	55,467,623.75	5.53	246,522.77	8.663	82.05	640
8.751 - 9.000	217	54,968,405.92	5.48	253,310.63	8.920	84.53	638
9.001 - 9.250	86	20,898,819.89	2.08	243,009.53	9.166	85.06	632
9.251 - 9.500	107	25,484,063.43	2.54	238,168.82	9.423	86.19	642
9.501 - 9.750	82	18,842,483.08	1.88	229,786.38	9.657	86.87	639
9.751 - 10.000	76	15,466,412.77	1.54	203,505.43	9.912	89.83	640
10.001 - 10.250	57	11,143,065.68	1.11	195,492.38	10.155	89.99	619
10.251 - 10.500	27	4,569,040.46	0.46	169,223.72	10.406	88.57	621
10.501 - 10.750	20	3,351,674.03	0.33	167,583.70	10.698	84.22	604
10.751 - 11.000	21	3,087,522.77	0.31	147,024.89	10.950	85.56	601
11.001 - 11.250	165	14,513,473.78	1.45	87,960.45	11.157	98.53	711
11.251 - 11.500	121	10,087,223.44	1.01	83,365.48	11.387	98.74	667
11.501 - 11.750	82	4,719,617.57	0.47	57,556.31	11.587	98.26	642
11.751 - 12.000	66	4,221,492.22	0.42	63,962.00	11.949	99.72	618
12.001 - 12.250	138	9,519,926.77	0.95	68,984.98	12.144	99.48	637
12.251 - 12.500	49	3,036,376.23	0.30	61,966.86	12.388	99.90	629
12.501 - 12.750	85	6,229,894.29	0.62	73,292.87	12.732	99.81	621
12.751 - 13.000	42	1,658,088.33	0.17	39,478.29	12.875	98.94	602
13.001 - 13.250	3	721,131.07	0.07	240,377.02	13.186	91.40	772

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	8.169%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Original Terms to Stated Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	316	$25,198,876.68	2.51%	$79,743.28	11.288%	97.78%	674
181 - 300	8	1,295,550.22	0.13	161,943.78	7.887	76.60	639
301 - 360	4,132	976,673,301.92	97.36	236,368.18	8.089	81.88	649

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	180
Maximum:	360
Weighted Average:	355

Remaining Terms to Stated Maturity

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	316	$25,198,876.68	2.51%	$79,743.28	11.288%	97.78%	674
181 - 300	8	1,295,550.22	0.13	161,943.78	7.887	76.60	639
301 - 360	4,132	976,673,301.92	97.36	236,368.18	8.089	81.88	649

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	178
Maximum:	360
Weighted Average:	355

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Combined Loan- to-Value Ratio*

Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
10.01 - 20.00	3	$221,821.64	0.02%	$73,940.55	9.070%	17.02%	631
20.01 - 30.00	13	1,519,713.94	0.15	116,901.07	7.965	26.55	601
30.01 - 40.00	24	4,452,167.53	0.44	185,506.98	8.018	36.46	628
40.01 - 50.00	56	8,950,712.57	0.89	159,834.15	7.749	46.85	631
50.01 - 60.00	106	23,002,261.05	2.29	217,002.46	7.605	56.50	622
60.01 - 70.00	224	50,769,398.16	5.06	226,649.10	7.996	66.40	613
70.01 - 80.00	2,213	576,829,334.54	57.50	260,654.92	7.754	79.48	651
80.01 - 90.00	561	151,248,177.02	15.08	269,604.59	8.414	87.25	644
90.01 - 100.00	1,256	186,174,142.37	18.56	148,227.82	9.396	97.72	665

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	13.39%
Maximum:	100.00%
Weighted Average:	82.27%

*	CLTV refers to original LTV for first lien loans and CLTV for second lien loans

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

FICO Score

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
526 - 550	74	$15,179,736.39	1.51%	$205,131.57	9.227%	74.64%	544
551 - 575	212	43,340,242.29	4.32	204,435.11	8.695	73.53	563
576 - 600	426	80,940,803.86	8.07	190,001.89	8.359	77.46	589
601 - 625	849	170,978,135.95	17.04	201,387.67	8.195	81.17	615
626 - 650	985	223,605,752.98	22.29	227,010.92	8.171	82.71	639
651 - 675	832	202,385,118.52	20.17	243,251.34	8.115	84.13	662
676 - 700	473	119,093,702.59	11.87	251,783.73	8.038	84.67	687
701 - 725	311	76,605,027.47	7.64	246,318.42	7.885	84.18	711
726 - 750	168	38,905,506.36	3.88	231,580.40	7.919	84.89	736
751 - 775	78	20,816,156.76	2.08	266,873.80	8.080	86.20	763
776 - 800	42	9,425,076.41	0.94	224,406.58	7.900	79.40	785
801 >=	6	1,892,469.24	0.19	315,411.54	9.769	87.29	803

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Minimum:	540
Maximum:	805
Weighted Average:	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Lien Type

Lien Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1st Lien	3,688	$950,072,588.09	94.71%	$257,611.87	7.970%	81.29%	649
2nd Lien	768	53,095,140.73	5.29	69,134.30	11.732	99.88	662

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Purchase	2,562	$538,078,773.50	53.64%	$210,022.94	8.285%	83.97%	663
Cash Out Refinance	1,799	444,011,589.05	44.26	246,810.22	8.039	80.18	635
Rate/Term Refinance	95	21,077,366.27	2.10	221,867.01	7.920	82.99	647

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Single Family	3,098	$686,995,322.75	68.48%	$221,754.46	8.147%	82.06%	648
PUD	560	134,031,866.49	13.36	239,342.62	8.113	82.68	645
2-4 Family	311	94,036,097.01	9.37	302,366.87	8.301	82.77	664
Condo	477	86,617,653.10	8.63	181,588.37	8.287	82.73	657
Row House	10	1,486,789.47	0.15	148,678.95	7.998	84.04	610

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Geographic Distribution (Top 30)

Geographic Distribution (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
California	1,049	$319,070,419.91	31.81%	$304,166.27	8.059%	81.45%	657
Florida	785	154,019,281.54	15.35	196,202.91	8.414	82.26	649
New York	317	95,219,874.39	9.49	300,378.15	8.021	79.94	656
Illinois	355	71,422,910.18	7.12	201,191.30	8.289	83.83	649
Michigan	397	54,582,712.46	5.44	137,487.94	8.450	84.65	641
Maryland	221	49,834,599.97	4.97	225,495.93	7.852	80.99	633
New Jersey	101	34,368,408.94	3.43	340,281.28	8.371	87.90	654
Hawaii	100	32,055,394.56	3.20	320,553.95	7.879	80.90	661
Nevada	109	23,479,916.68	2.34	215,412.08	7.965	81.32	644
Texas	159	22,196,233.07	2.21	139,598.95	8.049	80.67	646
Arizona	102	18,515,600.93	1.85	181,525.50	8.152	83.45	641
Virginia	81	17,090,226.89	1.70	210,990.46	7.716	83.91	637
Massachusetts	56	14,278,680.75	1.42	254,976.44	8.032	80.94	636
Georgia	71	10,809,163.48	1.08	152,241.74	8.432	84.13	632
Colorado	65	10,067,669.57	1.00	154,887.22	7.934	84.93	645
Pennsylvania	76	9,888,349.64	0.99	130,109.86	8.502	82.90	634
Connecticut	48	9,245,127.27	0.92	192,606.82	8.551	81.75	643
Minnesota	41	7,645,989.85	0.76	186,487.56	8.194	84.01	629
New Mexico	43	7,553,632.62	0.75	175,665.87	8.229	81.83	630
Washington	25	4,912,979.69	0.49	196,519.19	8.016	82.91	643
Ohio	25	4,797,016.93	0.48	191,880.68	8.761	91.70	650
North Carolina	27	3,094,877.17	0.31	114,625.08	8.699	87.80	656
Oregon	19	3,018,914.27	0.30	158,890.22	8.073	80.32	648
South Carolina	25	2,994,711.95	0.30	119,788.48	8.397	81.81	654
Oklahoma	15	2,979,592.79	0.30	198,639.52	8.622	85.07	634
Wisconsin	19	2,591,758.01	0.26	136,408.32	8.685	86.11	647
Missouri	20	2,495,604.94	0.25	124,780.25	8.701	84.02	633
Louisiana	17	2,224,984.30	0.22	130,881.43	8.845	80.54	617
Utah	13	2,087,376.72	0.21	160,567.44	7.782	84.81	670
Indiana	12	1,911,532.27	0.19	159,294.36	9.059	89.89	641
Other	63	8,714,187.08	0.87	138,320.43	8.694	86.17	647

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Product Type

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2/28 ARM	1,381	$314,643,490.18	31.36%	$227,837.43	8.237%	81.69%	641
2/28 ARM Interest Only	264	88,665,997.83	8.84	335,856.05	7.624	81.72	684
2/28 ARM 40-yr Dual Amort (see p7 of Part I)	839	250,611,526.00	24.98	298,702.65	7.990	81.60	648
2/28 ARM 40/30 Balloon	61	17,947,480.00	1.79	294,220.98	8.213	81.74	638
2/28 ARM 50/30 Balloon	4	1,370,320.00	0.14	342,580.00	7.569	80.00	667
3/27 ARM	219	54,102,532.67	5.39	247,043.53	7.970	81.34	648
3/27 ARM Interest Only	79	26,162,290.18	2.61	331,168.23	7.318	79.98	687
3/27 ARM 40-yr Dual Amort	180	54,661,443.94	5.45	303,674.69	7.864	82.78	644
3/27 ARM 40/30 Balloon	15	4,740,795.00	0.47	316,053.00	7.971	80.76	629
5/25 ARM	19	4,190,578.23	0.42	220,556.75	7.637	72.31	644
5/25 ARM 40-yr Dual Amort	131	32,894,073.60	3.28	251,099.80	7.630	82.16	635
5/25 ARM 40/30 Balloon	6	1,739,250.00	0.17	289,875.00	8.160	85.69	609
5/25 ARM 50/30 Balloon	1	180,000.00	0.02	180,000.00	7.550	52.94	705
Fixed Rate 30/15 Balloon	299	23,149,395.22	2.31	77,422.73	11.562	99.89	678
Fixed Rate 40/30 Balloon	7	1,561,300.00	0.16	223,042.86	8.003	83.21	611
Fixed Rate 50/30 Balloon	4	949,000.00	0.09	237,250.00	7.510	79.05	663
Fixed Rate Fully Amortizing	947	125,598,255.97	12.52	132,627.51	8.683	83.40	649

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Full	1,521	$283,239,201.19	28.23%	$186,219.07	7.831%	82.43%	636
12 Month Bank Statement	336	89,110,647.60	8.88	265,210.26	7.871	82.39	641
Stated	2,500	606,450,551.59	60.45	242,580.22	8.382	82.23	658
Limited	99	24,367,328.44	2.43	246,134.63	7.882	81.07	646

Total:	4,456	$1,003,167,728.82	100.00%	$225,127.41	8.169%	82.27%	650

Gross Margin*

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
3.001 - 3.500	1	$630,134.19	0.07%	$630,134.19	6.600%	85.00%	701
3.501 - 4.000	1	158,950.00	0.02	158,950.00	9.000	85.00	605
4.001 - 4.500	7	1,955,059.35	0.23	279,294.19	8.016	78.40	602
5.001 - 5.500	223	55,135,911.46	6.47	247,246.24	7.713	71.02	644
5.501 - 6.000	1,324	365,936,232.31	42.95	276,386.88	7.707	80.68	658
6.001 - 6.500	603	161,928,522.44	19.01	268,538.18	8.047	81.55	638
6.501 - 7.000	523	141,220,017.24	16.58	270,019.15	8.088	84.26	648
7.001 - 7.500	288	68,619,547.43	8.05	238,262.32	8.668	86.58	643
7.501 - 8.000	228	55,686,660.00	6.54	244,239.74	9.075	85.73	646
8.001 - 8.500	1	638,743.21	0.07	638,743.21	7.300	95.00	645

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Minimum:	3.500%
Maximum:	8.250%
Weighted Average:	6.284%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Initial Periodic Rate Cap*

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2.000	343	$114,828,288.01	13.48%	$334,776.35	7.555%	81.33%	685
3.000	2,856	737,081,489.62	86.52	258,081.75	8.071	81.68	644

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Minimum:	2.000%
Maximum:	3.000%
Weighted Average:	2.865%

*	Table excludes the fixed rate loans.

Periodic Rate Cap*

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1.000	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Minimum:	1.000%
Maximum:	1.000%
Weighted Average:	1.000%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Maximum Rate*

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
12.001 - 12.500	58	$18,565,077.63	2.18%	$320,087.55	6.365%	77.64%	669
12.501 - 13.000	213	65,259,306.45	7.66	306,381.72	6.857	78.33	657
13.001 - 13.500	526	144,132,594.28	16.92	274,016.34	7.294	79.64	649
13.501 - 14.000	849	221,449,439.72	25.99	260,835.62	7.709	80.73	652
14.001 - 14.500	587	152,136,440.48	17.86	259,176.22	8.105	81.75	646
14.501 - 15.000	482	129,112,663.95	15.16	267,868.60	8.559	83.24	648
15.001 - 15.500	222	59,258,528.12	6.96	266,930.31	9.034	84.73	649
15.501 - 16.000	150	36,244,883.60	4.25	241,632.56	9.605	87.46	644
16.001 - 16.500	62	15,174,119.07	1.78	244,743.86	10.158	88.63	615
16.501 - 17.000	34	6,545,089.65	0.77	192,502.64	10.631	85.44	615
17.001 - 17.500	10	1,674,316.56	0.20	167,431.66	11.257	80.88	579
17.501 - 18.000	3	560,353.64	0.07	186,784.55	11.596	86.33	680
18.001 - 18.500	2	1,177,000.00	0.14	588,500.00	11.566	95.95	686
19.001 - 19.500	1	619,964.48	0.07	619,964.48	13.200	90.00	802

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Minimum:	12.100%
Maximum:	19.200%
Weighted Average:	14.136%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Floor*

Floor (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
5.501 - 6.000	2	$665,000.00	0.08%	$332,500.00	6.000%	58.63%	699
6.001 - 6.500	77	25,636,997.60	3.01	332,948.02	6.373	78.01	678
6.501 - 7.000	284	88,021,644.04	10.33	309,935.37	6.864	78.69	665
7.001 - 7.500	598	165,609,133.20	19.44	276,938.35	7.334	79.94	652
7.501 - 8.000	870	228,504,571.77	26.82	262,648.93	7.807	81.09	653
8.001 - 8.500	539	139,186,085.52	16.34	258,230.21	8.289	81.82	643
8.501 - 9.000	403	104,413,232.30	12.26	259,089.91	8.794	83.58	640
9.001 - 9.500	182	45,019,884.19	5.28	247,362.00	9.308	86.06	638
9.501 - 10.000	137	31,654,345.61	3.72	231,053.62	9.770	88.42	639
10.001 - 10.500	59	13,814,659.07	1.62	234,146.76	10.229	88.35	611
10.501 - 11.000	32	5,352,589.65	0.63	167,268.43	10.824	83.33	593
11.001 - 11.500	11	2,374,316.56	0.28	215,846.96	11.211	86.52	634
11.501 - 12.000	3	560,353.64	0.07	186,784.55	11.596	86.33	680
12.001 - 12.500	1	477,000.00	0.06	477,000.00	12.250	90.00	572
13.001 - 13.500	1	619,964.48	0.07	619,964.48	13.200	90.00	802

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

Minimum:	6.000%
Maximum:	13.200%
Weighted Average:	8.002%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Next Rate Adjustment Date*

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
12/1/2007	1	$159,235.97	0.02%	$159,235.97	8.025%	100.00%	646
1/1/2008	1	293,703.65	0.03	293,703.65	6.990	90.00	661
2/1/2008	1	638,743.21	0.07	638,743.21	7.300	95.00	645
3/1/2008	10	3,023,071.76	0.35	302,307.18	7.527	81.09	675
4/1/2008	130	36,919,163.78	4.33	283,993.57	7.506	80.71	655
5/1/2008	243	68,769,377.77	8.07	283,001.55	8.010	82.63	654
6/1/2008	937	249,155,865.48	29.25	265,908.07	8.044	81.67	650
7/1/2008	980	252,534,540.39	29.64	257,688.31	8.142	81.57	647
8/1/2008	246	61,745,112.00	7.25	250,996.39	8.239	81.29	642
4/1/2009	16	4,239,101.89	0.50	264,943.87	7.524	84.08	663
5/1/2009	41	12,583,047.00	1.48	306,903.59	7.660	83.72	650
6/1/2009	177	49,582,573.56	5.82	280,127.53	7.786	81.64	655
7/1/2009	200	55,493,535.34	6.51	277,467.68	7.865	81.68	654
8/1/2009	59	17,768,804.00	2.09	301,166.17	7.851	79.36	649
4/1/2011	6	2,197,419.83	0.26	366,236.64	7.472	80.58	638
5/1/2011	9	2,583,773.76	0.30	287,085.97	7.471	87.24	655
6/1/2011	52	12,156,906.24	1.43	233,786.66	7.611	80.59	631
7/1/2011	77	18,948,852.00	2.22	246,088.99	7.674	80.27	636
8/1/2011	13	3,116,950.00	0.37	239,765.38	7.978	83.79	629

Total:	3,199	$851,909,777.63	100.00%	$266,305.03	8.002%	81.63%	649

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral Summary: Group 2

Total Number of Loans	2,430
Total Outstanding Loan Balance	$431,180,600
Average Loan Balance	$177,440
Fixed Rate	19.29%
Adjustable Rate	80.71%
Prepayment Penalty Coverage	72.58%
Weighted Average Coupon	8.262%
Weighted Average Margin*	6.363%
Weighted Average Initial Periodic Cap*	2.917%
Weighted Average Periodic Cap*	1.000%
Weighted Average Maximum Rate*	14.180%
Weighted Average Floor*	8.097%
Weighted Average Original Term (mo.)	355
Weighted Average Remaining Term (mo.)	355
Weighted Average CLTV	82.81%
Weighted Average FICO	643

Product Type
2/28 ARM	33.38%
2/28 ARM Interest Only	4.96%
2/28 ARM 40-yr Dual Amort (see p7 of Part 1)	21.80%
2/28 ARM 40/30 Balloon	1.61%
2/28 ARM 50/30 Balloon	0.04%
3/27 ARM	5.69%
3/27 ARM Interest Only	1.71%
3/27 ARM 40-yr Dual Amort	5.82%
3/27 ARM 40/30 Balloon	0.49%
5/25 ARM	0.56%
5/25 ARM 40-yr Dual Amort	4.35%
5/25 ARM 40/30 Balloon	0.25%
5/25 ARM 50/30 Balloon	0.04%
Fixed Rate 30/15 Balloon	2.22%
Fixed Rate 40/30 Balloon	0.25%
Fixed Rate 50/30 Balloon	0.04%
Fixed Rate Fully Amortizing	16.77%

Prepayment Penalty (years)
None	27.42%
6 Months	0.05%
1 Year	4.63%
2 Years	42.56%
3 Years	25.34%

Loans with Piggyback Seconds	32.68%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
CA	19.01%
FL	15.64%
IL	10.67%
MI	7.88%
NY	7.08%
MD	6.72%

Largest Zip Code Concentration
60629 Chicago, IL	0.57%

Occupancy Status
Primary Home	88.87%
Second Home	2.04%
Investment	9.09%

Loan Purpose
Purchase	33.54%
Cashout Refinance	63.32%
Rate/Term Refinance	3.14%

Lien Position
First Lien	94.36%
Second Lien	5.64%

Interest Only Period
60 Months	6.68%
None	93.32%

Documentation Type
Full	32.22%
12 Month Bank Statement	7.37%
Stated	58.28%
Limited	2.12%

*	Excludes the fixed rate loans.
**	CLTV in the Collateral Summary above and Weighted Average Original CLTV in the following Collateral Characteristics refer to original LTV for first lien loans and CLTV for second lien loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Scheduled Principal Balances

Current Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
0.01 - 50,000.00	221	$8,027,133.65	1.86%	$36,321.87	11.819%	98.82%	648
50,000.01 - 100,000.00	480	35,901,008.70	8.33	74,793.77	9.972	88.57	646
100,000.01 - 150,000.00	456	57,313,611.61	13.29	125,687.74	8.250	80.47	633
150,000.01 - 200,000.00	380	66,279,084.10	15.37	174,418.64	8.103	81.10	639
200,000.01 - 250,000.00	312	69,900,655.26	16.21	224,040.56	8.007	81.78	639
250,000.01 - 300,000.00	232	63,455,528.18	14.72	273,515.21	7.921	81.61	643
300,000.01 - 350,000.00	148	48,077,000.50	11.15	324,844.60	7.927	82.48	648
350,000.01 - 400,000.00	122	46,010,687.07	10.67	377,136.78	7.850	84.83	650
400,000.01 - 450,000.00	46	19,144,439.81	4.44	416,183.47	8.273	82.36	647
450,000.01 - 500,000.00	16	7,583,680.65	1.76	473,980.04	7.951	83.88	662
500,000.01 - 550,000.00	12	6,268,787.57	1.45	522,398.96	8.335	81.39	635
550,000.01 - 600,000.00	2	1,199,023.16	0.28	599,511.58	7.175	77.04	697
600,000.01 - 650,000.00	1	612,345.21	0.14	612,345.21	7.500	80.00	648
650,000.01 - 700,000.00	1	688,000.00	0.16	688,000.00	7.500	80.00	645
700,000.01 - 750,000.00	1	719,615.08	0.17	719,615.08	8.250	90.00	654

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	$14,000.00
Maximum:	$719,615.08
Average:	$177,440.58

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Mortgage Rates

Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
6.001 - 6.250	10	$2,824,854.47	0.66%	$282,485.45	6.210%	81.04%	656
6.251 - 6.500	26	7,060,238.66	1.64	271,547.64	6.432	79.45	676
6.501 - 6.750	37	9,952,376.20	2.31	268,983.14	6.693	78.04	671
6.751 - 7.000	118	29,451,850.77	6.83	249,591.96	6.945	80.34	664
7.001 - 7.250	144	30,698,798.54	7.12	213,186.10	7.189	80.68	650
7.251 - 7.500	214	46,009,340.58	10.67	214,996.92	7.431	81.64	644
7.501 - 7.750	225	47,161,383.17	10.94	209,606.15	7.665	81.86	649
7.751 - 8.000	315	63,822,080.42	14.80	202,609.78	7.933	81.36	643
8.001 - 8.250	162	33,290,081.19	7.72	205,494.33	8.172	81.77	636
8.251 - 8.500	173	33,498,464.91	7.77	193,632.75	8.422	81.57	632
8.501 - 8.750	135	25,651,227.50	5.95	190,009.09	8.652	81.50	634
8.751 - 9.000	121	24,324,448.71	5.64	201,028.50	8.913	82.88	633
9.001 - 9.250	51	10,157,217.18	2.36	199,161.12	9.178	85.00	625
9.251 - 9.500	66	12,890,390.24	2.99	195,308.94	9.408	84.72	637
9.501 - 9.750	55	9,767,227.17	2.27	177,585.95	9.675	84.51	631
9.751 - 10.000	46	8,052,448.30	1.87	175,053.22	9.911	86.92	633
10.001 - 10.250	37	5,079,943.75	1.18	137,295.78	10.157	86.32	596
10.251 - 10.500	21	2,985,055.95	0.69	142,145.52	10.410	87.51	623
10.501 - 10.750	14	1,741,709.04	0.40	124,407.79	10.696	78.39	581
10.751 - 11.000	13	2,082,786.51	0.48	160,214.35	10.956	81.44	575
11.001 - 11.250	90	5,616,264.43	1.30	62,402.94	11.165	98.41	707
11.251 - 11.500	64	4,206,558.86	0.98	65,727.48	11.379	97.41	658
11.501 - 11.750	51	2,492,568.17	0.58	48,873.89	11.597	98.59	652
11.751 - 12.000	39	2,047,512.26	0.47	52,500.31	11.940	99.93	618
12.001 - 12.250	87	4,607,359.71	1.07	52,958.16	12.149	99.97	639
12.251 - 12.500	30	1,300,528.45	0.30	43,350.95	12.364	99.78	634
12.501 - 12.750	54	3,189,152.50	0.74	59,058.38	12.725	99.86	622
12.751 - 13.000	32	1,218,732.91	0.28	38,085.40	12.868	98.55	601

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	6.100%
Maximum:	12.990%
Weighted Average:	8.262%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Original Terms to Stated Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	174	$10,909,701.92	2.53%	$62,699.44	11.185%	96.37%	670
181 - 300	5	857,170.53	0.20	171,434.11	7.527	77.76	621
301 - 360	2,251	419,413,728.10	97.27	186,323.29	8.188	82.47	642

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	180
Maximum:	360
Weighted Average:	355

Remaining Terms to Stated Maturity

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1 - 180	174	$10,909,701.92	2.53%	$62,699.44	11.185%	96.37%	670
181 - 300	5	857,170.53	0.20	171,434.11	7.527	77.76	621
301 - 360	2,251	419,413,728.10	97.27	186,323.29	8.188	82.47	642

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	178
Maximum:	360
Weighted Average:	355

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Combined Loan- to-Value Ratio*

Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
10.01 - 20.00	3	$221,821.64	0.05%	$73,940.55	9.070%	17.02%	631
20.01 - 30.00	4	268,381.48	0.06	67,095.37	7.985	23.26	627
30.01 - 40.00	10	1,593,090.86	0.37	159,309.09	8.432	36.69	607
40.01 - 50.00	34	5,760,394.05	1.34	169,423.35	7.751	46.68	643
50.01 - 60.00	55	11,102,789.62	2.57	201,868.90	7.893	56.46	620
60.01 - 70.00	113	23,415,397.91	5.43	207,215.91	8.338	66.94	604
70.01 - 80.00	1,029	203,359,937.74	47.16	197,628.71	7.837	79.07	638
80.01 - 90.00	409	91,933,324.79	21.32	224,775.86	8.334	86.90	645
90.01 - 100.00	773	93,525,462.46	21.69	120,990.25	9.171	97.37	663

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	13.39%
Maximum:	100.00%
Weighted Average:	82.81%

*	CLTV refers to original LTV for first lien loans and CLTV for second lien loans

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

FICO Score

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
526 - 550	48	$9,704,320.52	2.25%	$202,173.34	9.449%	77.01%	545
551 - 575	134	25,505,688.06	5.92	190,340.96	8.762	73.15	562
576 - 600	264	42,339,365.43	9.82	160,376.38	8.462	77.88	589
601 - 625	490	81,100,297.96	18.81	165,510.81	8.251	81.97	614
626 - 650	532	94,365,407.59	21.89	177,378.59	8.233	83.44	638
651 - 675	450	85,400,052.03	19.81	189,777.89	8.100	85.34	662
676 - 700	220	41,843,231.14	9.70	190,196.51	8.093	85.81	687
701 - 725	152	26,135,816.35	6.06	171,946.16	8.042	85.81	711
726 - 750	72	12,074,724.08	2.80	167,704.50	7.976	88.34	736
751 - 775	41	8,224,935.25	1.91	200,608.18	8.477	89.01	762
776 - 800	25	4,103,025.78	0.95	164,121.03	8.089	78.96	786
801 >=	2	383,736.36	0.09	191,868.18	8.388	83.65	805

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Minimum:	540
Maximum:	805
Weighted Average:	643

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Lien Type

Lien Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1st Lien	1,971	$406,868,686.18	94.36%	$206,427.54	8.051%	81.79%	642
2nd Lien	459	24,311,914.37	5.64	52,967.13	11.799	99.89	657

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Cash Out Refinance	1,230	$273,028,310.78	63.32%	$221,974.24	8.050%	81.15%	635
Purchase	1,133	144,617,394.76	33.54	127,641.13	8.676	85.65	656
Rate/Term Refinance	67	13,534,895.01	3.14	202,013.36	8.131	86.07	649

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Single Family	1,720	$297,895,715.12	69.09%	$173,195.18	8.258%	82.68%	641
PUD	269	49,041,136.61	11.37	182,309.06	8.121	83.15	636
2-4 Family	156	41,680,424.18	9.67	267,182.21	8.375	82.03	658
Condo	277	41,329,535.17	9.59	149,204.10	8.355	84.15	651
Row House	8	1,233,789.47	0.29	154,223.68	7.964	84.53	614

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Geographic Distribution (Top 30)

Geographic Distribution (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
California	357	$81,954,705.68	19.01%	$229,565.00	8.205%	79.91%	641
Florida	421	67,427,535.98	15.64	160,160.42	8.634	82.71	644
Illinois	249	46,008,700.31	10.67	184,773.90	8.216	84.83	651
Michigan	289	33,957,777.73	7.88	117,500.96	8.581	85.70	636
New York	120	30,523,079.64	7.08	254,359.00	8.160	80.32	654
Maryland	141	28,974,863.83	6.72	205,495.49	7.828	82.33	633
Hawaii	58	16,761,580.88	3.89	288,992.77	7.751	80.97	656
New Jersey	48	13,768,021.40	3.19	286,833.78	8.270	81.77	637
Nevada	58	10,739,792.96	2.49	185,168.84	8.151	83.85	638
Arizona	65	10,702,441.21	2.48	164,652.94	8.235	86.28	647
Texas	90	10,371,489.99	2.41	115,238.78	8.135	80.70	641
Virginia	55	10,217,261.79	2.37	185,768.40	7.742	84.38	639
Colorado	53	8,196,259.88	1.90	154,646.41	7.842	86.50	645
Georgia	54	7,020,082.82	1.63	130,001.53	8.291	84.09	633
Pennsylvania	55	6,713,650.26	1.56	122,066.37	8.624	86.11	634
Massachusetts	28	6,425,772.13	1.49	229,491.86	8.011	82.45	638
Minnesota	34	5,780,517.21	1.34	170,015.21	8.088	82.97	622
Connecticut	33	5,470,294.28	1.27	165,766.49	8.498	79.55	638
New Mexico	33	4,609,535.85	1.07	139,682.90	8.152	85.63	635
Washington	21	3,882,675.39	0.90	184,889.30	8.165	84.23	637
Ohio	19	3,605,159.07	0.84	189,745.21	8.491	89.95	651
North Carolina	17	1,909,021.64	0.44	112,295.39	8.496	89.67	658
Oregon	12	1,901,549.20	0.44	158,462.43	7.945	84.20	671
Wisconsin	14	1,783,576.32	0.41	127,398.31	8.844	88.05	644
Louisiana	12	1,567,585.41	0.36	130,632.12	8.907	79.99	617
Missouri	14	1,523,663.97	0.35	108,833.14	8.665	86.42	639
South Carolina	14	1,517,636.89	0.35	108,402.64	8.396	83.84	636
Alaska	11	1,496,808.37	0.35	136,073.49	8.609	88.39	674
Indiana	10	1,055,776.43	0.24	105,577.64	9.164	91.09	645
Utah	9	1,034,155.01	0.24	114,906.11	8.195	89.24	656
Other	36	4,279,629.02	0.99	118,878.58	8.583	85.40	634

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Product Type

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2/28 ARM	791	$143,944,033.86	33.38%	$181,977.29	8.379%	81.80%	638
2/28 ARM Interest Only	82	21,407,597.44	4.96	261,068.26	7.372	82.48	674
2/28 ARM 40-yr Dual Amort (see p7 of Part I)	383	94,011,690.05	21.80	245,461.33	8.058	81.95	637
2/28 ARM 40/30 Balloon	30	6,947,340.00	1.61	231,578.00	8.253	78.84	628
2/28 ARM 50/30 Balloon	1	172,000.00	0.04	172,000.00	8.350	80.00	643
3/27 ARM	129	24,537,380.12	5.69	190,212.25	8.120	80.95	641
3/27 ARM Interest Only	28	7,385,099.98	1.71	263,753.57	7.347	81.94	691
3/27 ARM 40-yr Dual Amort	99	25,074,688.51	5.82	253,279.68	7.769	84.27	642
3/27 ARM 40/30 Balloon	8	2,118,075.00	0.49	264,759.38	7.932	79.29	621
5/25 ARM	12	2,393,212.76	0.56	199,434.40	7.671	70.79	640
5/25 ARM 40-yr Dual Amort	86	18,761,612.89	4.35	218,158.29	7.666	85.28	628
5/25 ARM 40/30 Balloon	4	1,085,250.00	0.25	271,312.50	8.310	91.80	597
5/25 ARM 50/30 Balloon	1	180,000.00	0.04	180,000.00	7.550	52.94	705
Fixed Rate 30/15 Balloon	164	9,585,359.67	2.22	58,447.32	11.600	99.88	675
Fixed Rate 40/30 Balloon	5	1,094,500.00	0.25	218,900.00	8.077	88.06	596
Fixed Rate 50/30 Balloon	1	193,000.00	0.04	193,000.00	8.100	82.13	648
Fixed Rate Fully Amortizing	606	72,289,760.27	16.77	119,290.03	8.621	84.12	649

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
Full	881	$138,936,476.83	32.22%	$157,703.15	7.925%	85.61%	639
12 Month Bank Statement	164	31,786,085.01	7.37	193,817.59	8.010	81.76	634
Stated	1,335	251,311,907.22	58.28	188,248.62	8.482	81.35	646
Limited	50	9,146,131.49	2.12	182,922.63	8.233	84.39	636

Total:	2,430	$431,180,600.55	100.00%	$177,440.58	8.262%	82.81%	643

Gross Margin*

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
3.501 - 4.000	1	$158,950.00	0.05%	$158,950.00	9.000%	85.00%	605
4.001 - 4.500	3	710,845.84	0.20	236,948.61	8.402	81.11	640
5.001 - 5.500	135	29,876,086.32	8.58	221,304.34	7.815	72.80	641
5.501 - 6.000	551	116,117,871.84	33.37	210,740.24	7.735	81.40	644
6.001 - 6.500	372	81,836,106.26	23.51	219,989.53	8.168	82.65	636
6.501 - 7.000	294	62,847,351.05	18.06	213,766.50	8.112	84.86	648
7.001 - 7.500	154	29,198,755.30	8.39	189,602.31	8.596	83.87	627
7.501 - 8.000	144	27,272,014.00	7.84	189,388.99	9.151	84.83	640

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Minimum:	4.000%
Maximum:	7.750%
Weighted Average:	6.363%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Initial Periodic Rate Cap*

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2.000	110	$28,792,697.42	8.27%	$261,751.79	7.366%	82.34%	678
3.000	1,544	319,225,283.19	91.73	206,752.13	8.163	82.03	637

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Minimum:	2.000%
Maximum:	3.000%
Weighted Average:	2.917%

*	Table excludes the fixed rate loans.

Periodic Rate Cap*

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
1.000	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Minimum:	1.000%
Maximum:	1.000%
Weighted Average:	1.000%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Maximum Rate*

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
12.001 - 12.500	22	$6,299,962.84	1.81%	$286,361.95	6.332%	79.57%	653
12.501 - 13.000	92	25,021,027.70	7.19	271,967.69	6.881	79.95	661
13.001 - 13.500	244	52,943,123.76	15.21	216,980.02	7.310	80.97	642
13.501 - 14.000	450	92,536,644.95	26.59	205,636.99	7.740	81.29	644
14.001 - 14.500	311	65,127,627.75	18.71	209,413.59	8.175	82.07	636
14.501 - 15.000	256	53,864,641.54	15.48	210,408.76	8.621	82.80	642
15.001 - 15.500	118	24,158,182.75	6.94	204,730.36	9.207	85.46	636
15.501 - 16.000	88	16,066,531.77	4.62	182,574.22	9.769	85.79	633
16.001 - 16.500	42	7,134,144.24	2.05	169,860.58	10.231	84.95	598
16.501 - 17.000	24	3,554,882.96	1.02	148,120.12	10.851	79.55	579
17.001 - 17.500	6	996,309.92	0.29	166,051.65	11.281	81.03	568
17.501 - 18.000	1	314,900.43	0.09	314,900.43	11.550	90.00	755

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Minimum:	12.100%
Maximum:	17.550%
Weighted Average:	14.180%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Floor*

Floor (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
6.001 - 6.500	26	$7,730,362.84	2.22%	$297,321.65	6.335%	80.21%	663
6.501 - 7.000	124	32,824,523.07	9.43	264,713.90	6.873	79.79	664
7.001 - 7.500	270	59,574,281.74	17.12	220,645.49	7.329	81.18	645
7.501 - 8.000	450	93,674,354.67	26.92	208,165.23	7.818	81.74	645
8.001 - 8.500	291	59,301,348.75	17.04	203,784.70	8.298	82.01	633
8.501 - 9.000	225	45,100,236.45	12.96	200,445.50	8.786	82.52	635
9.001 - 9.500	109	22,066,863.77	6.34	202,448.29	9.306	85.64	632
9.501 - 10.000	87	15,889,731.77	4.57	182,640.60	9.783	85.86	632
10.001 - 10.500	41	6,990,184.24	2.01	170,492.30	10.253	85.05	596
10.501 - 11.000	24	3,554,882.96	1.02	148,120.12	10.851	79.55	579
11.001 - 11.500	6	996,309.92	0.29	166,051.65	11.281	81.03	568
11.501 - 12.000	1	314,900.43	0.09	314,900.43	11.550	90.00	755

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

Minimum:	6.100%
Maximum:	11.550%
Weighted Average:	8.097%

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

Collateral characteristics are listed below as of 7/1/2006.

Next Rate Adjustment Date*

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Average Principal Balance Outstanding	Weighted Average Coupon	Weighted Average Original CLTV	Weighted Average Credit Score
2007-12-01	1	$159,235.97	0.05%	$159,235.97	8.025%	100.00%	646
2008-03-01	3	920,646.62	0.26	306,882.21	7.957	81.66	627
2008-04-01	55	11,343,658.31	3.26	206,248.33	7.710	80.45	646
2008-05-01	118	25,388,243.57	7.30	215,154.61	8.134	83.59	647
2008-06-01	486	101,236,123.08	29.09	208,304.78	8.146	81.96	639
2008-07-01	487	100,180,959.80	28.79	205,710.39	8.229	81.86	642
2008-08-01	137	27,253,794.00	7.83	198,932.80	8.388	80.08	632
2009-04-01	5	739,534.57	0.21	147,906.91	8.085	85.37	649
2009-05-01	24	5,560,598.06	1.60	231,691.59	7.464	84.79	652
2009-06-01	97	23,737,743.64	6.82	244,719.01	7.818	82.96	648
2009-07-01	106	21,474,692.34	6.17	202,591.44	8.053	82.39	644
2009-08-01	32	7,602,675.00	2.18	237,583.59	7.773	78.80	645
2011-04-01	3	1,213,386.77	0.35	404,462.26	7.737	77.10	641
2011-05-01	6	1,356,846.71	0.39	226,141.12	7.529	83.70	639
2011-06-01	38	7,871,958.17	2.26	207,156.79	7.623	79.80	622
2011-07-01	47	10,150,934.00	2.92	215,977.32	7.699	86.93	632
2011-08-01	9	1,826,950.00	0.52	202,994.44	8.103	88.05	620

Total:	1,654	$348,017,980.61	100.00%	$210,409.90	8.097%	82.06%	641

*	Table excludes the fixed rate loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

People’s Financial Realty Mortgage Securities Trust Series 2006-1

Computational Materials

FOR ADDITIONAL INFORMATION PLEASE CALL:

LEHMAN BROTHERS INC.

RESIDENTIAL MORTGAGE FINANCE
Diane Rinnovatore	(212) 526-5460
Matt Lewis	(212) 526-7447
Chris Mellia	(212) 526-5754

MBS Structuring
Sei- Hyong Park	(212) 526-0203
Manoj Gupta	(212) 526-1453

SYNDICATE
Dan Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519
Patrick Quinn	(212) 526-9519

TRADING
Alar Randmere	(212) 526-8315
David Wong	(212) 526-8315

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum. In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.